                                                     Registration No. 33-23494
                                                             File No. 811-5584

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933                                                                [X]

Pre-Effective Amendment No. _____                                        [   ]

Post-Effective Amendment No. 19                                            [X]
                             --

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                [X]

Amendment No. 21                                                           [X]
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                     CENTENNIAL NEW YORK TAX EXEMPT TRUST
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              (Exact Name of Registrant as Specified in Charter)

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               6803 South Tucson Way, Englewood, Colorado 80112
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             (Address of Principal Executive Offices) (Zip Code)

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                                1-800-525-9310
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             (Registrant's Telephone Number, including Area Code)

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                           Andrew J. Donohue, Esq.
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                            OppenheimerFunds, Inc.

               6803 South Tucson Way, Englewood, Colorado 80112

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                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ] Immediately upon filing pursuant to paragraph (b)
[X]   On October 26, 2001 pursuant to paragraph (b)
         ----------------
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] On _______________ pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] On _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ] This  post-effective  amendment  designates a new  effective  date for a previously filed post-effective amendment.

Centennial New York Tax Exempt Trust

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Prospectus dated November 1, 2001        Centennial New York Tax Exempt Trust
                                         is a money market mutual fund.  It
                                         seeks the maximum current income
                                         exempt from federal, New York State
                                         and New York City income taxes for
                                         individual investors as is consistent
                                         with preservation of capital. The
                                         Trust invests in short-term,
                                         high-quality "money market" securities.

                                         This Prospectus contains important
                                         information about the Trust's
                                         objective, its investment policies,
                                         strategies and risks.  It also
                                         contains important information about
As with all mutual funds, the            how to buy and sell shares of the
Securities and Exchange Commission has   Trust and other account features.
not approved or disapproved the Trust's  Please read this Prospectus carefully
securities nor has it determined that    before you invest and keep it for
this Prospectus is accurate or           future reference about your account.
complete.  It is a criminal offense to
represent otherwise.

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2

CONTENTS

                  A B O U T  T H E  T R U S T

                  The Trust's Investment Objective and Strategies

                  Main Risks of Investing in the Trust

                  The Trust's Past Performance

                  Fees and Expenses of the Trust

                  About the Trust's Investments

                  How the Trust is Managed

                  A B O U T  Y O U R  A C C O U N T

                  How to Buy Shares
                  Automatic Purchase and Redemption Programs
                  Direct Shareholders

                  How to Sell Shares
                  Automatic Purchase and Redemption Programs
                  Direct Shareholders

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends and Tax Information

                  Financial Highlights

23

A B O U T  T H E  T R U S T

The Trust's Investment Objective and Strategies

WHAT IS THE TRUST'S INVESTMENT OBJECTIVE?  The Trust seeks the maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is consistent with the preservation of capital.

WHAT DOES THE TRUST MAINLY INVEST IN?  The Trust is a money market fund.  It invests in a variety of high-quality money market instruments to seek income.  Money market instruments are short-term, U.S. dollar denominated debt instruments issued by the U.S. and State governments, domestic and foreign corporations and financial institutions and other entities.  They include, for example, municipal securities, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.  To be considered "high-quality," generally they must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized rating services.  If unrated, a security must be determined by the Trust's investment manager to be of comparable quality to rated securities.

      The Trust normally attempts to invest 100% of its assets and at least
65% of its total assets in obligations of the State of New York and its political subdivisions, agencies and instrumentalities or obligations of commonwealths or territories of the United States or their agencies, instrumentalities or authorities, the interest from which is not subject to
New York State and New York City personal income tax in the opinion of bond counsel to the respective issuer.  As a fundamental policy, the Trust will not make any investment that will reduce the portion of its total assets that are invested in municipal securities to less than 80%.

WHO IS THE TRUST DESIGNED FOR?   The Trust is designed for investors who are
seeking to earn income exempt from federal and New York income taxes at current money market rates, while preserving the value of their investment, because the Trust tries to keep its share price stable at $1.00.  Income on money market instruments tends to be lower than income on longer term debt securities, so the Trust's yield will likely be lower than the yield on longer-term fixed income funds.  The Trust does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.

Main Risks of Investing in the Trust

All investments carry risks to some degree.  Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. There are risks that any of the Trust's holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Trust's securities (and its share price) to fall.  As a result, there is a risk that the Trust's shares could fall below $1.00 per share.  If there is a high redemption demand for the
Trust's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss.  Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, and that poor security selection could cause the Trust to underperform other funds with similar objectives.

Risks of Focusing on Investments in New York Municipal Securities.  The Trust
      generally invests a significant portion of its assets in New York municipal securities. Because the Trust invests primarily in the securities of New York issuers, its performance will be significantly affected by local, state and regional factors.  These may include state or local legislation or policy changes, erosion of the tax base of the state or one or more particular localities, the effects of possible terrorist acts or natural disasters, or other economic or credit problems affecting the state generally or any individual locality
      (which may directly or indirectly affect the state as a whole). Having a higher percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater credit risk exposure to a smaller number of issuers due to economic, regulatory or political problems in New
      York.  The Trust is a "non-diversified" fund; however, it is currently subject to certain diversification requirements under rules for money market funds under federal law.

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An investment in the Trust is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.  Although the
Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.
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The Trust's Past Performance

The bar chart and table below show how the Trust's returns may vary over time, by showing changes in the Trust's performance from year to year for the last ten calendar years and average annual total returns for the 1-, 5- and
10- year periods. Variability of returns is one measure of the risks of investing in a money market fund.  The Trust's past investment performance does not predict how the Trust will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for annual total return data for bar chart.]

For the period from 1/1/01 through 9/30/01 the cumulative total return (not annualized) was 1.76%.
During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 1.03% (1st Q '91) and the lowest return (not annualized) for a calendar quarter was 0.36% (1st Q 93).

Average Annual Total Returns
for the periods ended December 31, 2000        1 Year      5 Years   10 Years
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Centennial New York Tax Exempt Trust           3.29%       2.80%     2.68%
(inception 01/04/89)

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The returns in the table measure the performance of a hypothetical account and assume that all dividends have been reinvested in additional shares.

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The total returns are not the Trust's current yield. The Trust's yield more closely reflects the Trust's current earnings.  To obtain the Trust's current
7-day yield, please call the Transfer Agent toll-free at 1.800.525.9310.
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Fees and Expenses of the Trust

The Trust pays a variety of expenses directly for management of its assets, administration and other services.  Those expenses are subtracted from the
Trust's assets to calculate the Trust's net asset value per share. All shareholders therefore pay those expenses indirectly.  The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Trust. The numbers below are based upon the Trust's expenses during the fiscal year ended June 30, 2001.

SHAREHOLDER FEES.  The Trust does not charge any initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges (unless you buy Trust shares by exchanging Class A shares of other eligible funds that were purchased subject to a contingent deferred sales charge, as described in "How to Sell Shares").

Annual Trust Operating Expenses (deducted from Trust assets):
(% of average daily net assets)

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 Management Fees                              0.50%

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 Distribution and/or Service (12b-1) Fees     0.20%

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 Other Expenses                               0.20%

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 Total Annual Operating Expenses              0.90%

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"Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Trust pays.  "Total Annual Operating
Expenses" were reduced by a voluntary expense assumption undertaken by the
Manager. With that expense assumption "Total Annual Operating Expenses" were
0.80%.  The voluntary expense assumption is described below in "How the Trust is Managed" and may be amended or withdrawn at any time.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in shares of the Trust for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the
Trust's operating expenses remain the same.  Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

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                                1 year      3 years     5 years    10 years
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                                $92         $287        $498       $1,108

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About the Trust's Investments

The Trust's Principal Investment Policies. The Trust invests in money market instruments meeting quality, maturity and diversification standards established by its Board of Trustees as well as rules that apply to money market funds under the Investment Company Act.  The Statement of Additional
Information contains more detailed information about the Trust's investment policies and risks.

      The Trust's investment manager, Centennial Asset Management
Corporation, (referred to in this Prospectus as the Manager) tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased.  The rate of the Trust's income will vary from day to day, generally reflecting changes in overall short-term interest rates.
There is no assurance that the Trust will achieve its investment objective.

What Does the Trust Invest In?  Money market instruments are high-quality, short-term debt instruments.  They may have fixed, variable or floating interest rates. All of the Trust's money market instruments must meet the special diversification, quality and maturity requirements set under the Investment Company Act and the special procedures set by the
      Board described briefly below. The following is a brief description of the types of money market instruments the Trust can invest in.

   o  Municipal Securities.  The Trust buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. These are debt obligations issued by or on behalf of the State of New York, other states and the District of
      Columbia, their political subdivisions (such as cities, towns and counties), or any commonwealth or territory of the United States, or by their agencies, instrumentalities and authorities, if the interest paid on the security is not subject to federal individual income tax in the opinion of bond counsel to the issuer.  All of these types of debt obligations are referred to as "municipal securities" in this
      Prospectus.

o     Other Money Market Instruments.  Up to 20% of the Trust's assets can be invested in investments, the income from which may be taxable. The
     Trust's taxable investments include repurchase agreements, municipal securities issued to benefit a private user and certain temporary investments.  These investments are described below under "Other
     Investment Strategies" or in the Statement of Additional Information.
     Normally, the Trust will not invest more than 20% of its total assets in taxable investments.

      Additionally, the Trust can buy other money market instruments that the
Manager approves under procedures adopted by its Board of Trustees from time to time.  They must be U.S. dollar-denominated short-term investments that the Manager must determine to have minimal credit risks.

What Standards Apply to the Trust's Investments?  Money market instruments are subject to credit risk, the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due.  The Trust can buy only those instruments that meet standards set by the Investment Company Act for money market funds and procedures adopted by the Board of Trustees.  The Trust's Board of Trustees has
      adopted procedures to evaluate securities for the Trust's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust.

      In general, the Trust buys only high-quality investments that the
Manager believes present minimal credit risk at the time of purchase.
"High-quality" investments are:
o     rated in one of the two highest short-term rating categories of two national rating organizations, or
o     rated by one rating organization in one of its two highest rating categories (if only one rating organization has rated the investment),
      or
o     unrated investments that the Manager determines are comparable in quality to the two highest rating categories.

      The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S.
      government, its agencies and instrumentalities), to spread the Trust's investment risks. No security's maturity will exceed the maximum time permitted under Rule 2a-7 (currently 397 days).  Finally, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, to reduce interest rate risks.

Can the Trust's Investment Objective and Policies Change?  The Trust's Board
      of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Trust's outstanding voting shares.  The
      Trust's investment objective is a fundamental policy.  Some of the investment restrictions that are fundamental policies are listed in the
      Statement of Additional Information.  An investment policy is not fundamental unless this Prospectus or the Statement of Additional
      Information says that it is.

OTHER INVESTMENT STRATEGIES.  To seek its objective, the Trust can use the investment techniques and strategies described below.  The Trust might not always use all of them.  These techniques have risks.  The Statement of
Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce the overall risks.

Floating Rate/Variable Rate Notes.  The Trust can purchase investments with floating or variable interest rates.  Variable rates are adjustable at stated periodic intervals.  Floating rates are adjusted automatically according to a specified market rate or benchmark for such investments, such as the prime rate of a bank.  If the maturity of an investment is greater than the maximum time permitted under Rule 2a-7 (currently 397 days), it can be purchased if it has a demand feature.  That feature must permit the Trust to recover the principal amount of the investment on not more than 30 days' notice at any time, or at specified times not exceeding the maximum time permitted under Rule 2a-7.

"When-Issued" and "Delayed-Delivery" Transactions.  The Trust can purchase municipal securities on a "when-issued" basis and can purchase or sell such securities on a "delayed- delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.  The Trust does not intend to make such purchases for speculative purposes.  During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment.
      There is a risk of loss to the Trust if the value of the security declines prior to the settlement date.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities.
      The Trust can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations.  Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality.
      They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.  If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

            Some of these obligations might not have an active trading market and would be subject to the fund's limits on "illiquid" securities described below.  From time to time the Trust can invest more than 5%
      of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of
      Trustees.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price.  A restricted security is one that has a contractual limit on resale or which cannot be sold publicly until it is registered under federal securities laws.
      The Trust will not invest more than 10% of its net assets in illiquid or restricted securities. That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers or purchases of commercial paper that may be sold without registration under the federal securities laws. The
      Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.
      Difficulty in selling a security may result in a loss to the Trust or additional costs.

Demand Features and Guarantees.  The Trust can invest a significant percentage of its assets in municipal securities that have demand features, guarantees or similar credit and liquidity enhancements.  A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest.  A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security.  Demand features and guarantees can effectively:
o     shorten the maturity of a variable or floating rate security,
o     enhance the security's credit quality, and
o     enhance the ability to sell the security.

      The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature.  When the Trust purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because the Trust invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Trust.  Therefore, an investment in the Trust may be riskier than an investment in other types of money market funds.

Repurchase Agreements.  The Trust can enter into repurchase agreements.  In a repurchase transaction, the Trust buys a security and simultaneously sells it to the vendor for delivery at a future date.  Repurchase agreements must be fully collateralized.  However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Trust will not enter into repurchase transactions that will cause more than 10% of the Trust's net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Trust's net assets that can be subject to repurchase agreements of seven days or less.  Income earned on repurchase transactions is not tax exempt and accordingly, under normal market conditions, the Trust will limit its investments in repurchase transactions to 20% of its total assets.

Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Trust can invest up to 100% of its assets in temporary defensive or interim investments that are inconsistent with the Trust's principal investment strategies.  These temporary investments can include:

o     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities,
o     bankers' acceptances; taxable commercial paper rated in the highest category by a rating organization,
o     short-term taxable debt obligations rated in one of the two highest rating categories of a rating organization,
o     certificates of deposit of domestic banks, and
o     repurchase agreements.

      To the extent the Trust assumes a temporary defensive position, a significant portion of the Trust's distributions may be subject to federal and New York State and local income taxes.

How the Trust is Managed

THE MANAGER.  The investment advisor for the Trust is the Manager, Centennial
Asset Management Corporation, a wholly owned subsidiary of OppenheimerFunds,
Inc.  The Manager chooses the Trust's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Trust's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Trust pays to the Manager and describes the expenses that the Trust is responsible to pay to conduct its business.

      The Manager has been an investment advisor since 1978.  The Manager and its affiliates managed assets of more than $115 billion as of September 30,
2001, including more than 65 funds having more than 5 million shareholder accounts.  The Manager is located at 6803 South Tucson Way, Englewood,
Colorado 80112.

Portfolio Manager.  Michael Carbuto is the portfolio manager of the Trust.
      He is the person principally responsible for the day-to-day management of the Trust's portfolio.  Mr. Carbuto has had this responsibility since June 1990.  Mr. Carbuto is a Vice President of OppenheimerFunds,
      Inc. and is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment advisor.

Advisory Fees. Under the investment advisory agreement, the Trust pays the
      Manager an advisory fee at an annual rate that declines on additional assets as the Trust grows: 0.500% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.450% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.400% of the of net assets in excess of $1 billion. The
      Manager has voluntarily undertaken to assume certain expenses of the
      Trust in any fiscal year that exceed 0.80% of the Trust's average annual net assets.  The Manager reserves the right to amend or terminate that expense assumption at any time.  The Trust's management fee for the fiscal year ended June 30, 2001 was 0.50% of the Trust's average annual net assets.

      For further information about the investment advisory agreement, including a description of expense assumption arrangements with the Manager, see the Statement of Additional Information.
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A B O U T  Y O U R  A C C O U N T

How to Buy Shares

AT WHAT PRICE ARE SHARES SOLD?  Shares of the Trust are sold at their offering price, which is the net asset value per share without any sales charge.  The net asset value per share will normally remain fixed at $1.00 per share.  However, there is no guarantee that the Trust will maintain a stable net asset value of $1.00 per share.

      The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor or the Sub-Distributor (OppenheimerFunds Distributor, Inc.)
receives the purchase order at its offices in Colorado, or after any agent appointed by the Sub-Distributor receives the order and sends it to the
Sub-Distributor as described below.

How is the Trust's Net Asset Value Determined?  The net asset value of shares of the Trust is determined twice each day, at 12:00 Noon and at 4:00
      P.M., on each day The New York Stock Exchange is open for trading
      (referred to in this Prospectus as a "regular business day"). All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Trust's net assets by the number of shares that are outstanding. Under a policy adopted by the Trust's Board of Trustees, the Trust uses the amortized cost method to value its securities to determine net asset value.

      The shares of the Trust offered by this Prospectus are considered to be
Class A shares for the purposes of exchanging them or reinvesting distributions among other eligible funds that offer more than one class of shares.

HOW MUCH MUST YOU INVEST?  You can open an account with a minimum initial investment described below, depending on how you buy and pay for your shares.  You can make additional purchases at any time with as little as
$25.  The minimum investment requirements do not apply to reinvesting distributions from the Trust or other eligible funds (a list of them appears in the Statement of Additional Information, or you can ask your broker-dealer or call the Transfer Agent) or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

HOW ARE SHARES PURCHASED? You can buy shares in one of several ways:

Buying Shares Through a Broker-Dealer's Automatic Purchase and Redemption
      Program.  You can buy shares of a Trust through a broker-dealer that has a sales agreement with the Trust's Distributor or Sub-Distributor that allows shares to be purchased through the broker-dealer's
      Automatic Purchase and Redemption Program. Shares of the Trust are sold mainly to customers of participating broker-dealers that offer the
      Trust's shares under these special purchase programs.  If you participate in an Automatic Purchase and Redemption Program established by your broker-dealer, your broker-dealer buys shares of the Trust for your account with the broker-dealer.  Program participants should also read the description of the program provided by their broker-dealer.

Buying Shares Through Your Broker-Dealer.  If you do not participate in an
      Automatic Purchase and Redemption Program, you can buy shares of the
      Trust through any broker-dealer that has a sales agreement with the
      Distributor or Sub-Distributor.  Your broker-dealer will place your order with the Distributor on your behalf.

Buying Shares Directly Through the Sub-Distributor.  You can also purchase shares directly through the Trust's Sub-Distributor.  Shareholders who make purchases directly and hold shares in their own names are referred to as "direct shareholders" in this Prospectus.

      The Sub-Distributor may appoint certain servicing agents to accept purchase (and redemption) orders, including broker-dealers that have established Automatic Purchase and Redemption Programs.  The Distributor or
Sub-Distributor, in their sole discretion, may reject any purchase order for shares of a Trust.

AUTOMATIC PURCHASE AND REDEMPTION PROGRAM.  If you buy shares of a Trust through your broker-dealer's Automatic Purchase and Redemption Program, your broker-dealer will buy your shares for your Program Account and will hold your shares in your broker-dealer's name.  These purchases will be made under the procedures described in "Guaranteed Payment Procedures" below.  Your
Automatic Purchase and Redemption Program Account may have minimum investment requirements established by your broker-dealer.  You should direct all questions about your Automatic Purchase and Redemption Program to your broker-dealer, because the Trust's Transfer Agent does not have access to information about your account under that Program.

Guaranteed Payment Procedures.  Some broker-dealers may have arrangements with the Distributor to enable them to place purchase orders for shares of the Trust and to guarantee that the Trust's custodian bank will receive Federal Funds to pay for the shares prior to specified times.
      Broker-dealers whose clients participate in Automatic Purchase and
      Redemption Programs may use these guaranteed payment procedures to pay for purchases of shares of the Trust.

o     If the Distributor receives a purchase order before 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by
  2:00 P.M. on that same day, the order will be effected at the net asset value determined at 12:00 Noon that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

o     If the Distributor receives a purchase order after 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by
  2:00 P.M. on that same day, the order will be effected at the net asset value determined at 4:00 P.M. that day.  Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

o     If the Distributor receives a purchase order between 12:00 Noon and
  4:00 P.M. on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal
  Funds by 4:00 P.M. the next regular business day, the order will be effected at the net asset value determined at 4:00 P.M. on the day the order is received and distributions will begin to accrue on the shares purchased on the next regular business day if the Federal Funds are received by the required time.

HOW CAN DIRECT SHAREHOLDERS BUY SHARES?  Direct shareholders can buy shares of the Trust by completing a Centennial Funds New Account Application and sending it to the Sub-Distributor, OppenheimerFunds Distributor, Inc., P.O.
Box 5143, Denver, Colorado 80217.  Payment must be made by check or by
Federal Funds wire as described below.  If you don't list a broker-dealer on the application, the Sub-Distributor, will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Trust is appropriate for you.

      The Trust intends to be as fully invested as possible to maximize its yield.  Therefore, newly purchased shares normally will begin to accrue distributions after the Sub-Distributor or its agent accepts your purchase order, starting on the business day after the Trust receives Federal Funds from the purchase payment.

Payment by Check.  Direct shareholders may pay for purchases of shares of the
      Trust by check. Send your check, payable to "OppenheimerFunds
      Distributor, Inc.," along with your application and other documents to the address listed above.  For initial purchases, your check should be payable in U.S. dollars and drawn on a U.S. bank so that distributions will begin to accrue on the next regular business day after the
      Sub-Distributor accepts your purchase order.  If your check is not drawn on a U.S. bank and is not payable in U.S. dollars, the shares will not be purchased until the Sub-Distributor is able to convert the purchase payment to Federal Funds.  In that case distributions will begin to accrue on the purchased shares on the next regular business day after the purchase is made.  The minimum initial investment for direct shareholders by check is $500.

Payment by Federal Funds Wire.  Direct shareholders may pay for purchases of shares of the Trust by Federal Funds wire.  You must also forward your application and other documents to the address listed above. Before sending a wire, call the Sub-Distributor's Wire Department at
      1.800.525.9310 (toll-free from within the U.S.) or 303.768.3200 (from outside the U.S.) to notify the Sub-Distributor of the wire, and to receive further instructions.

      Distributions will begin to accrue on the purchased shares on the purchase date that is a regular business day if the Federal Funds from your wire and the application are received by the Sub-Distributor and accepted by
12:00 Noon.  If the Sub-Distributor receives the Federal Funds from your wire and accepts the purchase order between 12:00 Noon and 4:00 P.M. on the purchase date, distributions will begin to accrue on the shares on the next regular business day.  The minimum investment by Federal Funds Wire is $2,500.

Buying Shares Through Automatic Investment Plans.  Direct shareholders can purchase shares of the Trust automatically each month by authorizing the Trust's Transfer Agent to debit your account at a U.S. domestic bank or other financial institution.  Details are in the Automatic
      Investment Plan Application and the Statement of Additional
      Information.  The minimum monthly purchase is $25.

Service (12b-1) Plan.  The Trust has adopted a service plan.  It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of the Trust.  Reimbursement is made quarterly at an annual rate of up to 0.20% of the average annual net assets of the Trust.  The Distributor currently uses all of those fees (together with significant amounts from the Manager's own resources) to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold shares of the Trust.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.  Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.

HOW CAN PROGRAM PARTICIPANTS SELL SHARES?  If you participate in an Automatic
Purchase and Redemption Program sponsored by your broker-dealer, you must redeem shares held in your Program Account by contacting your broker-dealer firm, or you can redeem shares by writing checks as described below.  You should not contact the Trust or its Transfer Agent directly to redeem shares held in your Program Account.  You may also arrange (but only through your broker-dealer) to have the proceeds of redeemed Trust shares sent by Federal
Funds wire, as described below in "Sending Redemption Proceeds by Wire."

HOW CAN DIRECT SHAREHOLDERS REDEEM SHARES?  Direct shareholders can redeem their shares by writing a letter to the Transfer Agent, by using the Trust's checkwriting privilege, or by telephone. You can also set up Automatic
Withdrawal Plans to redeem shares on a regular basis.  If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the
Transfer Agent for assistance first, at 1.800.525.9310.

Certain Requests Require a Signature Guarantee.  To protect you and the Trust from fraud, the following redemption requests for accounts of direct shareholders must be in writing and must include a signature guarantee
      (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem $100,000 or more and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to an account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners listed in the account registration.

Where Can Direct Shareholders Have Their Signatures Guaranteed?  The Transfer
      Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

How Can Direct Shareholders Sell Shares by Mail?  Write a letter to the
      Transfer Agent that includes:
      o  Your name
      o  The Trust's name
      o  Your account number (from your account statement)
      o  The dollar amount or number of shares to be redeemed
      o  Any special payment instructions
      o  Any share certificates for the shares you are selling
      o  The signatures of all registered owners exactly as the account is registered, and
      o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares. (such as Letters Testamentary of an Executor).

---------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------
Use the following address for            Send courier or express mail
---------------------------------------- requests to:
requests by mail:                        Shareholder Services, Inc.
Shareholder Services, Inc.               10200 E. Girard Avenue, Building D
P.O. Box 5143                            Denver, Colorado 80231
Denver, Colorado 80217-5270
---------------------------------------------------------------------------------

How Can Direct Shareholders Sell Shares by Telephone?  Direct shareholders and their broker-dealer representative of record may also sell shares by telephone.  To receive the redemption price calculated on a particular regular business day, the Transfer Agent, or its designated agent, must receive the request by 4:00 P.M. on that day. You may not redeem shares held under a share certificate by telephone.  To redeem shares through a service representative, call 1.800.525.9310.  Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and will be sent to the address of record for the account. Up to $100,000 may be redeemed by telephone in any 7-day period.  Telephone redemptions are not available within 30 days of changing the address on an account.

Sending Redemption Proceeds By Wire.  While the Transfer Agent normally sends direct shareholders their money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate.  It must be a commercial bank that is a member of the Federal Reserve wire system.  The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire.  To find out how to set up this feature on an account or to arrange a wire, direct shareholders should call the Transfer Agent at 1.800.525.9310.
      If you hold your shares through your broker-dealer's Automatic Purchase and Redemption Program, you must contact your broker-dealer to arrange a Federal Funds wire.

Can Direct Shareholders Submit Requests by Fax?  Direct shareholders may send requests for certain types of account transactions to the Transfer
      Agent by fax (telecopier).  Please call 1.800.525.9310 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

HOW DO I WRITE CHECKS AGAINST MY ACCOUNT?  Automatic Purchase and Redemption
Program participants may write checks against the account held under their
Program, but must arrange for checkwriting privileges through their broker-dealers.  Direct shareholders may write checks against their account by requesting that privilege on the account application or by contacting the
Transfer Agent for signature cards.  They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If checkwriting is established after November 1, 2000, only one signature is required for shareholders with joint accounts, unless you elect otherwise.

   o  Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Trust's custodian bank.
   o  Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
   o  Checks must be written for at least $250.

   o  Checks cannot be paid if they are written for more than your account value.
   o  You may not write a check that would require the Trust to redeem shares that were purchased by check or Automatic Investment Plan payments within the prior 10 days.
   o  Don't use your checks if you changed your account number, until you receive new checks.

WILL I PAY A SALES CHARGE WHEN I SELL MY SHARES?  The Trust does not charge a fee to redeem shares of the Trust that were bought directly or by reinvesting distributions from that Trust or another Centennial Trust or eligible fund.
Generally, there is no fee to redeem shares of the Trust bought by exchange of shares of another Centennial Trust or eligible fund.  However,

o     if you acquired shares of  a Trust by exchanging Class A shares of another eligible fund that you bought subject to the Class A contingent deferred sales charge, ando

o     those shares are still subject to the Class A contingent deferred sales charge when you exchange them into the Trust, then
   o  you will pay the contingent deferred sales charge if you redeem those shares from the Trust within 18 months of the purchase date of the shares of the fund you exchanged.

How to Exchange Shares

Shares of the Trust can be exchanged for shares of certain other Centennial or eligible funds, depending on whether you own your shares through your broker-dealer's Automatic Purchase and Redemption Program or as a direct shareholder.

HOW CAN PROGRAM PARTICIPANTS EXCHANGE SHARES?  If you participate in an
Automatic Purchase and Redemption Program sponsored by your broker-dealer, you may exchange shares held in your Program Account for shares of Centennial
Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust,
Centennial California Tax Exempt Trust and Centennial New York Tax Exempt
Trust (referred to in this Prospectus as the "Centennial Trusts") if available for sale in your state of residence by contacting your broker or dealer and obtaining a Prospectus of the Centennial Trust.

HOW CAN DIRECT SHAREHOLDERS EXCHANGE SHARES?  Direct shareholders can exchange shares of the Trust for Class A shares of certain eligible funds listed in the Statement of Additional Information.  To exchange shares, you must meet several conditions:

   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of the Trust and the fund whose shares you want to buy must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of an eligible fund may be exchanged only for shares of the same class in other eligible funds.  For example, you can exchange shares of the Trust only for Class A shares of another fund, and you can exchange only Class A shares of another eligible fund for shares of the
Trust.

      You may pay a sales charge when you exchange shares of the Trust.
Because shares of the Trust are sold without sales charge, in some cases you may pay a sales charge when you exchange shares of the Trust for shares of other eligible funds that are sold subject to a sales charge. You will not pay a sales charge when you exchange shares of the Trust purchased by reinvesting distributions from the Trust or other eligible funds (except
Oppenheimer Cash Reserves), or when you exchange shares of the Trust purchased by exchange of shares of an eligible fund on which you paid a sales charge.

      For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss.  Since shares of the Trust normally maintain a $1.00 net asset value, in most cases you should not realize a capital gain or loss when you sell or exchange your shares.

      Direct shareholders can find a list of eligible funds currently available for exchanges in the Statement of Additional Information or you can
obtain one by calling a service representative at 1.800.525.9310.  The list of eligible funds can change from time to time.

How Do Direct Shareholders Submit Exchange Requests?  Direct shareholders may request exchanges in writing or by telephone:

   o  Written Exchange Requests.  Complete an Exchange Authorization Form,
      signed by all owners of the account.  Send it to the Transfer Agent at the address on the back cover.

   o  Telephone Exchange Requests.  Telephone exchange requests may be made by calling a service representative at 1.800.525.9310.  Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.  Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES?  There are certain exchange policies you should be aware of:

   o  Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above.  Requests for exchanges to any of the
      Centennial Trusts must be received by the Transfer Agent by 4:00 P.M.
      on a regular business day to be effected that day.  The Transfer Agent must receive requests to exchange shares of the Trust to funds other than the Centennial Trusts on a regular business day by the close of
      The New York Stock Exchange that day.  The close is normally 4:00 P.M.
      but may be earlier on some days.

   o  The interests of the Trust's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing."  When large dollar amounts are involved, the Trust may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Trust to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Trust's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Trust's ability to manage its investments, the Manager and the Trust may reject purchase orders and exchanges into the Trust by any person, group or account that the
      Manager believes to be a market timer.

   o  Either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange.  For example, the receipt of the multiple exchange requests from a "market timer" might require a fund to sell securities at a disadvantageous time and/or price.

   o  Because excessive trading can hurt fund performance and harm shareholders, the Trust reserves the right to refuse any exchange request that may, in the opinion of the Trust, be disadvantageous, or to refuse multiple exchange requests submitted by a shareholder or dealer.

   o  The Trust may amend, suspend or terminate the exchange privilege at any time. The Trust will provide you notice whenever it is required to do so by applicable law, but it may impose these changes at any time for emergency purposes.

   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Trust's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional
Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time it believes it is in the
      Trust's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Trust at any time.  If an account has more than one owner, the Trust and the Transfer Agent may rely on the instructions of any one owner.  Telephone privileges apply to each owner of the account and the broker-dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions.  It has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data and by confirming such transactions in writing.  The Transfer Agent and the Trust will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.  From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Payment for redeemed shares ordinarily is made in cash.  It is forwarded by check or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form.  However, under unusual circumstances determined by the
      Securities and Exchange Commission, payment may be delayed or suspended.  For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or making a payment via
      Federal Funds wire for redemption of recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased.  That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Trust if the account value has fallen below $250 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor or Sub-Distributor for losses from the cancellation of share purchase orders.

"Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
      if you fail to furnish the Trust your correct, certified Social
      Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue
      Service.

To avoid sending  duplicate copies of materials to households,  the Trust will mail only one copy of each  prospectus,  annual and semi-annual  reports and annual notice of the Trust's privacy policy to  shareholders  having
      the  same  last  name  and   address  on  the   Trust's   records.   The
      consolidation  of these  mailings,  called  householding,  benefits  the
      Trust through reduced mailing  expense.  If you want to receive multiple
      copies  of  these  materials,   you  may  call  the  Transfer  Agent  at
      1.800.525.9310.  You may also  notify  the  Transfer  Agent in  writing.
      Individual  copies of prospectuses,  reports and privacy notices will be sent to you  commencing 30 days after the Transfer  Agent  receives your request to stop householding.

Dividends and Tax Information

DIVIDENDS.  The Trust intends to declare dividends from net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees.  To maintain a net asset value of $1.00 per share, the Trust might withhold dividends or make distributions from capital or capital gains.  Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Trust from the purchase payment for such shares.

CAPITAL GAINS.  The Trust normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Trust does not seek capital gains, the Trust could realize capital gains on the sale of its portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year.  The Trust may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

What Choices Do I Have for Receiving Distributions?  For Automatic Purchase
      and Redemption Programs, dividends and distributions are automatically reinvested in additional shares of the selected Trust.  When you open your account, direct shareholders should specify on your application how you want to receive your dividends and distributions.  You have four options:

o     Reinvest All Distributions in the Trust.  You can elect to reinvest all dividends and capital gains distributions in additional shares of the
      Trust.
o     Reinvest Capital Gains Only.  You can elect to reinvest some distributions (short-term capital gains or long-term capital gains) in the Trust while receiving dividends by check or having them sent to your bank account.
o     Receive All Distributions in Cash.  You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank.
o     Reinvest Your Distributions in Another Account.  You can reinvest all distributions in the same class of shares of another eligible fund account you have established.

Under the terms of the Automatic Purchase and Redemption Program, your broker-dealer can redeem shares to satisfy debit balances arising in your
Program Account. If that occurs, you will be entitled to dividends on those shares as described in your Program Agreements.

TAXES. Exempt interest dividends paid from net investment income earned by the Trust on municipal securities will be excludable from gross income for federal income tax purposes.  A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Trust earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

      Dividends paid by the Trust from interest it receives from New York municipal securities will be exempt from New York State and New York City personal income taxes.  Dividends paid from municipal securities of other issuers normally will be treated as taxable ordinary income subject to New
York State and New York City personal income taxes.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.  It does not matter how long you have held your shares.  Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.  Every year the Trust will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions.  Because the Trust seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares.  A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.  Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur.  In certain cases, distributions made by the
      Trust may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Trust on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the
Trust's financial performance for the past five fiscal years.  Certain information reflects financial results for a single Trust share.  The total returns in the table represent the rate that an investor would have earned
[or lost] on an investment in the Trust (assuming reinvestment of all dividends and distributions).  This information for the past five fiscal years ended June 30, 2001 has been audited by Deloitte & Touche LLP, the
Trust's independent auditors, whose report, along with the Trust's financial statements, is included in the Statement of Additional Information, which is available on request.

Financial Highlights

Centennial New York Tax Exempt Trust

                                    Year Ended June 30,
                           2001     2000          1999          1998          1997
                          -------  -------       -------       -------       -------

PER SHARE OPERATING DATA
Net asset value,
 beginning of period....    $1.00    $1.00         $1.00         $1.00         $1.00
Income from investment
 operations--net
 investment income and
 net realized gain......      .03      .03           .02           .03           .03
Dividends and/or
 distributions to
 shareholders...........     (.03)    (.03)         (.02)         (.03)         (.03)
                          -------  -------       -------       -------       -------
Net asset value, end of
 period.................    $1.00    $1.00         $1.00         $1.00         $1.00
                          =======  =======       =======       =======       =======

TOTAL RETURN(/1/).......     3.09%    2.92%         2.42%         2.87%         2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in thousands)..  $72,370  $55,963       $61,792       $56,807       $48,896
Average net assets (in
 thousands).............  $68,810  $61,033       $59,345       $53,923       $45,363
Ratios to average net
 assets:(/2/)
Net investment income...     3.04%    2.84%         2.38%         2.85%         2.73%
Expenses................     0.90%    0.92%         0.89%         0.89%(/3/)    0.88%(/3/)
Expenses, net of
 reduction to custodian
 expenses...............     0.88%    0.82%(/4/)    0.80%(/4/)    0.80%(/4/)    0.80%(/4/)
Expenses, net of
 reduction to excess
 expenses...............     0.82%     N/A           N/A           N/A           N/A

1.  Assumes a $1,000  hypothetical  initial  investment  on the  business day before the first day of the fiscal  period,  with all  dividends  reinvested  in additional  shares on the  reinvestment  date,  and  redemption at the net asset value  calculated on the last business day of the fiscal  period.  Total returns reflect changes in net investment  income only. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.
3. Expense ratio reflects the reduction to custodian expenses.
4. Prior to June 30, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.
68 INFORMATION AND SERVICES For More Information on Centennial New York Tax Exempt Trust: The following additional information about the Trust is available without charge upon request: STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Trust's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus). ANNUAL AND SEMI-ANNUAL REPORTS Additional information about the Trust's investments and performance is available in the Trust's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. How to Get More Information: You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Trust's privacy policy and other information about the Trust or your account: --------------------------------------------------------------------------------- By Telephone: Call Shareholder Services, Inc. toll-free: 1.800.525.9310 --------------------------------------------------------------------------------- --------------------------------------------------------------------------------- By Mail: Write to: Shareholder Services, Inc. P.O. Box 5143 Denver, Colorado 80217 --------------------------------------------------------------------------------- Information about the Trust including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Trust are available on the EDGAR database on the SEC's Internet website at http://www.sec.gov. Copies may be obtained after payment of a ------------------ duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. No one has been authorized to provide any information about the Trust or to make any representations about the Trust other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Trust, nor a solicitation of an offer to buy shares of the Trust, to any person in any state or other jurisdiction where it is unlawful to make such an offer. The Trust's shares are distributed by: The Fund's SEC File No. 811-5584 Centennial Asset Management Corporation PR0780.001.1101 Printed on recycled paper APPENDIX TO THE PROSPECTUS OF CENTENNIAL NEW YORK TAX EXEMPT TRUST Graphic material included in Prospectus of Centennial New York Tax Exempt Trust (the "Trust") under the heading: "Annual Total Returns (as of 12/31 each year)." Bar chart will be included in the Prospectus of the Trust depicting the annual total returns of a hypothetical investment in shares of the Trust for the full calendar year since the Trust's inception as a money market fund. Set forth below are the relevant data points that will appear on the bar chart. -------------------------------------------------------------------- Calendar Year Ended: Annual Total Returns -------------------------------------------------------------------- -------------------------------------------------------------------- 12/31/91 3.88% -------------------------------------------------------------------- -------------------------------------------------------------------- 12/31/92 2.19% -------------------------------------------------------------------- -------------------------------------------------------------------- 12/31/93 1.62% -------------------------------------------------------------------- -------------------------------------------------------------------- 12/31/94 2.03% -------------------------------------------------------------------- -------------------------------------------------------------------- 12/31/95 3.14% -------------------------------------------------------------------- -------------------------------------------------------------------- 12/31/96 2.67% -------------------------------------------------------------------- -------------------------------------------------------------------- 12/31/97 2.88% -------------------------------------------------------------------- -------------------------------------------------------------------- 12/31/98 2.66% -------------------------------------------------------------------- -------------------------------------------------------------------- 12/31/99 2.49% -------------------------------------------------------------------- -------------------------------------------------------------------- 12/31/00 3.29% -------------------------------------------------------------------- Centennial New York Tax Exempt Trust ------------------------------------------------------------------------------ 6803 South Tucson Way, Englewood, Colorado 80112 1.800.525.9310 Statement of Additional Information dated November 1, 2001 This Statement of Additional Information is not a prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated November 1, 2001. It should be read together with the Prospectus, which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc., at P.O. Box 5143, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above. Contents Page About the Trust Additional Information about the Trust's Investment Policies and Risks..... The Trust's Investment Policies....................................... Other Investment Strategies........................................... Investment Restrictions............................................... How the Trust is Managed................................................... Organization and History.............................................. Trustees and Officers of the Trust.................................... The Manager........................................................... Service Plan............................................................... Performance of the Trust................................................... About Your Account How To Buy Shares.......................................................... How To Sell Shares......................................................... How To Exchange Shares..................................................... Dividends and Taxes........................................................ Additional Information About the Trust..................................... Financial Information About the Trust Independent Auditors' Report............................................... Financial Statements....................................................... Appendix A: Description of Securities Ratings..............................A-1 Appendix B: Municipal Bond Industry Classifications........................B-1 A B O U T T H E T R U S T Additional Information About the Trust's Investment Policies and Risks The investment objective and the principal investment policies of the Trust are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Trust's investment manager, Centennial Asset Management Corporation (referred to as the "Manager"), will select for the Trust. Additional explanations are also provided about the strategies the Trust may use to try to achieve its objective. The Trust's Investment Policies. The composition of the Trust's portfolio and the techniques and strategies that the Trust's Manager uses in selecting portfolio securities will vary over time. The Trust is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all. The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, if interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Trust may sell securities prior to their maturity, to attempt to take advantage of short-term market variations, or because of a revised credit evaluation of the issuer or other considerations. The Trust may also do so to generate cash to satisfy redemptions of Trust shares. In such cases, the Trust may realize a capital gain or loss on the security. There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below. Municipal Securities. The types of municipal securities in which the Trust may invest are described in the Prospectus under "About the Trust's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below. |X| Municipal Bonds. We have classified municipal securities having a maturity (when the security is issued) of more than one year as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below. Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Trust might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations. |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments. |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds. Normally, the Trust will not invest more than 20% of its total assets in private activity municipal securities or other taxable investments. In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds. Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Trust may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the federal alternative minimum tax on individuals and corporations. The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Trust should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders. Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Trust may invest in industrial development bonds and other private activity bonds. Therefore, the Trust may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Trust. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of one year or less are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Trust can invest in are described below. |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes. |_| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs. |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes. |_| Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration. |X| Tax Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs. |X| Municipal Lease Obligations. The Trust's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Trust would be limited as described below in "Illiquid Securities." From time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate: |_| the frequency of trades and price quotations for such securities; |_| the number of dealers or other potential buyers willing to purchase or sell such securities; |_| the availability of market-makers; and |_| the nature of the trades for such securities. Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions. In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Trust. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Trust. While the Trust holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality. Ratings of Securities - Portfolio Quality, Maturity and Diversification. Under Rule 2a-7 of the Investment Company Act, the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 imposes requirements for the maturity, quality and diversification of the securities which the Trust buys. The Trust may purchase only those securities that the Manager, under procedures approved by the Board of Trustees, has determined have minimal credit risk and, as such, are "eligible securities". |_| Quality. Eligible securities are securities that have received a rating in one of the two highest short-term rating categories by a rating organization. Rating organizations are designated by the SEC. Eligible securities may be "first tier" or "second tier" securities. First tier securities are those that have received a rating in the highest category for short term debt obligations by at least two rating organizations. If only one rating organization has rated the security, it must be rated in the highest category for that rating organization. U.S. government securities and securities issued by a registered money market mutual fund are also first tier securities. The Trust may also buy second tier "conduit securities". These eligible securities are securities rated by rating organizations but are not first tier securities. Conduit securities are municipal securities such as industrial development or revenue bonds issued to finance non-government projects. The payment of the principal and interest on a conduit security is not the obligation of the municipal issuer, but is the obligation of another person who is ultimately responsible for the payment of principal and interest, such as the user of the facility. The Trust may not invest more than 5% of its total assets in second tier conduit securities. The Trust may also buy unrated securities that the Manager determines are comparable in quality to a first or second tier security by applying certain criteria established by the Board to determine its creditworthiness. These criteria require a high quality short term or long-term rating (depending on the security) from a rating organization. Unrated securities the Trust may buy include asset backed securities and securities subject to "demand features" or "guarantees". The Trust may purchase a security subject to a guarantee if the guarantee is an eligible security or a first tier security. The trust may also purchase a security subject to a "conditional" demand feature if the demand feature is an eligible security and the Manager has decided that the conditional demand feature meets the requirements imposed by Rule 2a-7. If a security's rating is downgraded, the Manager or the Board of Trustees may have to reassess the security's credit risk. If a security is downgraded, the Manager or the Board of Trustees will promptly reassess whether the security continues to present minimal credit risk, reassess the status of the security as an "eligible security," and take such actions as is appropriate. If the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board of Trustees with subsequent notice of such downgrade. If a security is in default, or ceases to be an eligible security, or is determined no longer to present minimal credit risks, the Board of Trustees must determine whether it would be in the best interests of the Trust to dispose of the security. |_| Diversification. With respect to 75% of its total assets, the Trust cannot invest more than 5% of its total assets in securities issued by one issuer. It cannot invest more than 5% of its total assets in securities of one issuer unless the security is a first tier security. The Trust also cannot invest more than 1% of its total assets or $1.0 million, whichever is greater, in second tier securities of one issuer. For diversification purposes, the Trust is considered to have purchased the security underlying a repurchase agreement if the repurchase agreement is fully collateralized. For a refunded security, the Trust is considered to have the U.S. government securities underlying the refunded security. For conduit securities, the Trust considers the issuer to be the person ultimately responsible for payment of the obligation. If the Trust buys an asset backed security, the issuer of the security is deemed to be the "special purpose" entity which issued the security. A special purpose entity is an entity which is organized solely for the purpose of issuing asset backed securities. If the asset backed securities issued by the special purpose entity include the obligations of another person or another special purpose entity and those obligations amount to 10% or more of the asset backed securities the Trust buys, that other person or entity is considered to be the issuer of a pro rata percentage of the asset backed security. The Trust may buy a security subject to a demand feature or guarantee. In this case, with respect to 75% of its total assets, the Trust may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees issued by the same issuer. If the demand feature or guarantee is a second tier security, the Trust may not invest more than 5% of its total assets in securities subject to demand features or guarantees from the same issuer. And, the Trust may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer. However, if the demand feature or guarantee is issued by a person who is a non-controlled person, the Trust does not have to limit its investments to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer. |_| Maturity. The Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single security must not be in excess the maximum permitted maturity under Rule 2a-7 (or any other applicable rule) which is currently 397 days from the date of purchase. The Trust also may buy adjustable and floating rate securities, enter into repurchase agreements and lend portfolio securities. Rule 2a-7 defines how the maturities of these securities are determined. |_| Demand Features and Guarantees. Demand features and gurantees and some of their uses are described in the Prospectus. The Trust also uses demand features and guarantees to satisfy the maturity, quality and diversifications requirements described above. The Trust considers the person which issues the demand feature as the person to whom the Trust will look for payment. An unconditional demand feature is considered a guarantee and the Trust looks to the person making the guarantee for payment of the obligation of the underlying security. When the Trust buys municipal securities, it may obtain a demand feature from the seller to repurchase the securities that entitles the Trust to achieve same day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Another type of demand feature purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for demand features either separately in cash or by paying a higher price for the securities acquired subject to the demand features. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Trust's purchases of demand features are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities. The Trust's ability to exercise a demand feature or guarantee will depend on the ability of the bank or dealer to pay for the securities if the demand feature or guarantee is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Demand features and guarantees are not transferable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the demand feature or guarantee is exercised. Any considerations paid by the Trust for the demand feature (which increases the cost of the security and reduces the yield otherwise available for the security) will be reflected on the Trust's books as unrealized depreciation while the demand feature or guarantee is held, and a realized gain or loss when demand feature is exercised or expires. Other Investment Strategies Floating Rate/Variable Rate Obligations. The Trust may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval. Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding the maximum time permitted under Rule 2a-7 (which is currently 397 days). These notes may or may not be backed by bank letters of credit. Variable rate demand notes may include master demand notes, which are obligations that permit the Trust to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Trust, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity. Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Trust's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Trust may invest in obligations that are not rated only if the Manager determines at the time of investment that they are Eligible Securities. The Manager, on behalf of the Trust, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio on an ongoing basis. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7. When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in municipal securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a municipal security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also identify on its books liquid assets equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired. Loans of Portfolio Securities. To attempt to increase its income, the Trust may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 10% of the value of the Trust's total assets and are subject to other conditions described below. The Trust will not enter into any securities lending agreements having a maturity in excess the maximum time period provided for in Rule 2a-7. The Trust presently does not intend to lend its securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Trust's total assets. There are some risks in lending securities. The Trust could experience a delay in receiving additional collateral to secure a loan, or a delay in recovering the loaned securities. The Trust must receive collateral for a loan. Any securities received as collateral for a loan must mature in twelve months or less. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the market value of the loaned securities. The collateral must consist of cash, bank letters of credit, U.S. government securities or other cash equivalents in which the Trust is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. When it lends securities, the Trust receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan. It may also receive negotiated loan fees and the interest on the collateral securities, less any finders', custodian, administrative or other fees the Trust pays in connection with the loan. The Trust may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees. The Trust will not lend its portfolio securities to any officer, Trustee, employee or affiliate of the Trust or its Manager. The terms of the Trust's loans must meet certain tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five business days notice or in time to vote on any important matter. Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act") collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. Bank Loan Participation Agreements. The Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in the Prospectus as to investments in illiquid securities. Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan. Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank. Thus, the Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, the Fund may experience a reduction in income. Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Trust's investments are highly sensitive to the fiscal stability of New York State (referred to in the section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the municipal securities in which the Trust invests. The following information on risk factors in concentrating in New York municipal securities is only a summary, based on the State's Interim Annual Information Statement dated July 27, 2001, and on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to July 15, 2001 with respect to offerings of New York State, and on or prior to March 22, 2001 with respect to offerings by New York City. No representation is made as to the accuracy of this information. During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Trust invests. |X| Factors Affecting Investments in New York State Securities. The State's published forecast of its economy showed continued growth in employment, wages and personal income during the 2001 calendar year, although growth was expected to moderate significantly from the rates achieved in 2000. Overall employment was expected to grow at a much more modest rate than in 2000, reflecting the slowdown in the national economy. New York personal income was estimated to have grown by 7.5% in 2000, fueled in part by a large increase in finance sector bonus payments and strong growth in total employment. State personal income was projected to grow 4.5% in 2001. The slowdown in growth was attributable primarily to slower employment growth and expected weakness in income payments, particularly bonuses, in the financial sector. The most significant risks to the State economic forecast revolve around the financial markets. Weaker financial market activity than currently projected could result in lower bonus payments and therefore lower wages and personal income than indicated by the State's forecast. Additionally, weaker State employment growth than currently projected could produce lower wage and personal income growth than reflected in the forecast. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's financial plan for the 2001-02 fiscal year. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The financial plan for 2001-02 is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no further changes in federal tax law, which could substantially alter the current receipts forecast. The current projected budget gaps of $2.48 billion in 2002-03 and $2.93 billion in 2003-04 may change substantially as the budget process for 2001-02 continues. For example, the State Legislature may not enact the "Executive Budget," the Governor's constitutionally mandated annual submission to the Legislature which contains his recommended program for the forthcoming fiscal year, as proposed by the Governor. Also, the State's actions during the current fiscal year may be insufficient to preserve budgetary balance in 2001-02 or may add to the budget gaps projected for future fiscal years. Actual results for the current fiscal year may also differ materially and adversely from the State's projections. The Governor is required by law to propose a balanced budget each year and is to propose steps necessary to address any potential budget gaps in subsequent budgets. However, there can be no assurance that the Legislature will enact the Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Interim Annual Information Statement. Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in financial markets, such uncertainties are more pronounced at this time. For example, a sustained downturn in the financial markets is possible. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, the New York Division of Budget ("DOB") has forecasted a significant decline in financial sector profits for 2001. DOB also expected that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, would produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could easily fall below (or rise above) expectations. National economic growth slowed significantly during the second half of 2000 and first quarter of 2001, as the longest economic expansion on record started its eleventh year. Real U.S. Gross Domestic Product (GDP) grew by 1.2 percent during the first quarter of 2001, following growth of 1.0 percent in the last quarter of 2000. DOB expected this reduced pace of growth to continue throughout 2001. Real U.S. GDP was expected to grow by 1.7 percent for all of 2001, following a 5.0 percent increase in 2000. The most significant risks to the national forecast relate to those factors which may cause the economy to slow down substantially more than projected. With increased layoff announcements, employment growth may come in below expectations. This suggests lower income growth an hence lower consumption growth than projected. Another potential risk to the national economy lies in the uncertain future of the financial markets. Should the stock market decline more significantly than DOB's projections, the resultant reduction in the value of household wealth could reduce consumption growth even further. Furthermore, as a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities in which the Trust invests. Alternatively, the Federal Reserve's accelerated pace of interest rate reductions could lead to an earlier and sharper-than-expected rebound in consumption and investment. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. However, the terrorist attack on the World Trade Center on September 11, 2001 is likely to have an adverse effect on travel and tourism. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by wages, is particularly large relative to the nation. The State projected that it is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector. The terrorist attack on the World Trade Center on September 11, 2001 has disrupted a number of businesses, caused extensive property damage, is likely to reduce travel, tourism and leisure spending and have other adverse impacts on the State. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, the State is likely to suffer a decrease in revenue and an increase in expenditures related to the attack, the economic effect of which will be likely to have a significant adverse impact on the finances and budget of the State. It is impossible at this time accurately to forecast the scope and extent of such adverse effects. |X| The 2001-02 Fiscal Year. As of the date of the State's Interim Annual Information Statement, the State had not yet enacted a budget for the 2001-02 fiscal year, which began on April 1, 2001, but had enacted appropriations for State-supported, contingent contractual, and certain other debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. The State had also passed legislation that extended certain revenue-raising authority and made interim appropriations for State personal service costs, various grants to local governments, and certain other items through August 2, 2001. In prior years, the State had enacted similar interim appropriations to permit the State to continue operations until final action on the Governor's Executive Budget. Upon enactment of a budget for the 2001-02 fiscal year, the State will produce a revised economic forecast and a 2001-02 Financial Plan. On February 13, 2001, the DOB issued a revised Financial Plan (the "February Financial Plan") that incorporated the Governor's amendments to his 2001-02 Executive Budget. The State's General Fund (the major operating Fund of the State) was projected in the February Financial Plan to be balanced on a cash basis for the 2001-02 fiscal year. Total receipts and transfers from other funds were projected to reach $42.66 billion, an increase of $200 million from the Governor's Executive Budget forecast, and disbursements and transfers to other funds were projected to remain unchanged at $41.34 billion compared to the Executive Budget. The Governor had proposed retaining the additional receipts as a reserve, consistent with his recommendations in the Executive Budget for the use of the 2000-01 cash surplus projected at that time. The State reported that at the end of the 2000-01 fiscal year, the General Fund had a closing balance of $1.10 billion and $3.52 billion on deposit in the tax refund reserve account, which account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other February Financial Plan objectives. At the end of the first quarter of the 2001-02 fiscal year, General Fund receipts and transfers from other funds totaled $15.32 billion, $387 million higher than the same period the year before. General Fund disbursements and transfers to other funds totaled $10.29 billion in the first quarter, $940 million above the same period the year before. Since the submission by the Governor of amendments to the Executive Budget, discussions between the Governor and the Legislature have focused on the levels of resources available to finance changes to the February Financial Plan within the constraints of a weakening economy and a balanced financial plan. Revenues associated with the April 2001 settlement of calendar year 2000 tax liabilities exceeded projections in the February Financial Plan due primarily to strong activity in capital gains and financial sector bonuses that are not expected by DOB to recur in calendar 2001. However, DOB believes that receipts for the entire 2001-02 fiscal year may fall below the estimates contained in the February Financial Plan due to weakness in the economy and a slowdown in withholding and sales tax receipts growth. |_| State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include: o the General Fund, which is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources; o Special Revenue Funds, which account for the proceeds of specific revenues (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes; o Capital Projects Funds, which account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds); and o Debt Service Funds, which account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements. |_| Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized the corporation to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one percent of the four percent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest. An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds. As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. |X| Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. As of December 31, 2000, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these Authorities was almost $98 billion, only a portion of which constitutes State-supported or State-related debt. Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted, the affected localities may seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. |X| Ratings of the State's Securities. As of October 1, 2001, Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies ("Standard & Poor's"), has rated the State's general obligation bonds "AA," Moody's Investors Service, Inc. ("Moody's") has rated those bonds "A2" and Fitch, Inc. ("Fitch") has rated those bonds "AA." Ratings reflect only the respective views of the ratings organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that a rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the State and municipal securities in which the Trust invests. |X| The State's General Obligation Debt. As of March 31, 2001, the State had approximately $4.3 billion in general obligation bonds outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $677.5 million for the 2000-2001 fiscal year and are estimated to be $632.6 million for the State's 2001-02 fiscal year. |X| Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and federal laws. These proceedings could affect adversely the financial condition of the State in the 2001-02 fiscal year or thereafter. The State believes that the proposed February Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2001-02 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the February Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 2001-02 Financial Plan. In addition, the State is party to other claims and litigation that either its legal counsel has advised are not probable that the State will suffer adverse court decisions or the State has determined are not material. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 2001-02 fiscal year or thereafter. |X| Other Functions. Certain localities in addition to New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year. |X| Factors Affecting Investments in New York City Municipal Securities. New York City (the "City") has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms. Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales may have an impact on the City. From 1969 to 1977, the City experienced substantial declines in employment, but from 1978 to 1987 the City experienced strong growth in jobs, especially in the City's finance, insurance and real estate sectors due in large part to lower inflation, lower interest rates and a strong securities market. Beginning in 1988, employment growth in the City slowed, and in 1990 the City experienced job losses, although the U.S. economy expanded during that period. During 1991 and 1992, employment levels in the City continued to decline. In recent years, the City experienced increases in employment. Real per capita personal income (i.e., per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita personal income between 1969 and 1981, real per capita personal income in the City has generally increased from the mid-1980's until the present. In nearly all of the years between 1969 and 1990 the City experienced strong increases in retail sales. However, from 1991 to 1993, the City experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement accelerated significantly between 1997 and 1999. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment growing at a record pace. The City's current financial plan assumes that, after strong growth in 2000, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases. For each of the 1981 through 2000 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base. The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2001 through 2005 fiscal years (referred to below as the "2001-2005 Financial Plan," or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2001 through 2005 contemplates the issuance of approximately $11.4 billion of general obligation bonds and approximately $5.54 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority"). In addition, it is currently expected that the City will have access to approximately $2.4 billion (including the $604 million of bond proceeds received by March 2001) of proceeds from the sale of tobacco settlement bonds to be issued by TSASC, Inc. ("TSASC"). Such bonds are secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority ("Water Authority"), Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Finance Authority and TSASC. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes. The City Comptroller and other agencies and public officials issue periodic reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment. |X| The City's 2001-2005 Financial Plan. The Financial Plan for the 2001 through 2005 fiscal years, released on January 25, 2001, projects that revenues and expenditures for the 2001 and 2002 fiscal years will be balanced in accordance with generally accepted accounting principles, and projects gaps of $2.4 billion, $2.5 billion and $2.3 billion for fiscal years 2003 through 2005, respectively, after implementation of a gap closing program. The Financial Plan depends upon its projections of increased tax revenues in fiscal years 2001 through 2004, reflecting primarily increases in projected personal income, business and sales tax revenues; projections of increases in revenues in fiscal years 2001 and 2002 due to reductions in proposed tax cuts; projections of increased pension costs resulting primarily from a cost of living adjustment in pension payments for the years 2001 through 2004; an increase in labor costs in fiscal years 2001 through 2004 to reflect the elimination of previously planned savings, partially offset by recently negotiated fringe benefit cost savings; and other net spending increases, including increased spending for Medicaid, police, energy, debt service and other agency spending. The Financial Plan further includes a proposed discretionary transfer in the 2001 fiscal year of $2.3 billion to pay debt service due in fiscal year 2002 and a proposed discretionary transfer in fiscal year 2002 to pay debt service due in fiscal year 2003 of $345 million. The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2001 through 2005 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the Health and Hospitals Corporation, the Board of Education and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. The Financial Plan contains a labor reserve for merit pay wage increases for City employees for two (2) years after their collective bargaining agreements expire, at a cost of $355 million, $750 million, $800 million and $800 million in fiscal years 2001 through 2004, respectively. The Financial Plan does not make any provision for wage increases other than the labor reserve for merit pay increases discussed above. The Financial Plan also reflects a proposed tax reduction program including the elimination of the commercial rent tax over four (4) years; the extension of current tax reductions for owners of cooperative and condominium apartments; an earned income tax credit; a credit against the personal income tax for resident owners of Subchapter S corporations; a repeal of the $2 hotel tax; the elimination of the sales tax on clothing and footwear; and a 10% reduction in business taxes, each of which requires approval by the State legislature and/or the City Council. On March 1, 2001, the City Comptroller issued a report on the Financial Plan, which projected a surplus for fiscal year which could exceed the Financial Plan projections by between $29 million and $49 million. In addition, the report projected a possible budget gap of $290 million, or a possible surplus of $671 million, for fiscal year 2002, and budget gaps of between $2.3 billion and $3.2 billion, $2.9 billion and $4.0 billion, and $2.8 billion and $4.0 billion in fiscal years 2003 through 2005, respectively, depending on, among other considerations, whether the State legislature fails to approve proposed tax reductions in fiscal years 2002 through 2005; the City incurs labor costs exceeding those assumed in the Financial Plan in fiscal years 2002 through 2005; the City is able to complete proposed asset sales, including the sale of New York City Off-Track Betting Corporation in fiscal year 2002; and the city receives $350 million in assumed State and Federal aid in each of fiscal years 2002 through 2005, which has been proposed in prior years without success. Various actions proposed in the Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City. For example, as previously noted, the terrorist attack on the World Trade Center on September 11, 2001 has disrupted a number of businesses, caused extensive property damage, is likely to reduce travel, tourism and leisure spending and have other adverse impacts on the City. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, the City is likely to suffer a decrease in revenue and an increase in expenditures related to the attack, the economic effect of which will be likely to have a significant adverse impact on the finances and budgets of the City. It is impossible at this time accurately to forecast the scope and extent of such adverse effects The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized. |X| Ratings of the City's Bonds. As of October 1, 2001, Moody's, Standard & Poor's and Fitch rated the City's outstanding general obligation bonds "A2," "A" and "A+," respectively. These ratings reflect only the views of Moody's, Standard & Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds. On July 16, 1998, Standard & Poor's revised its rating of City bonds to "A-" from "BBB+." On September 13, 2000, Standard & Poor's revised its rating of City Bonds upward to "A." Moody's rating of City bonds was revised in August 2000 to "A2" from "A3." On March 8, 1999, Fitch revised its rating of City bonds upward to "A" from "A-" and on September 15, 2000, Fitch revised its rating to "A+." |X| The City's Outstanding Indebtedness. As of December 31, 2000, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.231 billion and $2.455 billion of outstanding net long-term debt. The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction or delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flows or revenues. |X| Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of such proceedings and claims are not currently predictable, adverse determinations in certain of them might have material adverse effect upon the City's ability to carry out the Financial Plan. For the fiscal year ended on June 30, 2000, the City paid $490.7 million for judgments and claims. The Financial Plan includes provision for the payment of judgments and claims of $468.3 million, $463.5 million, $482.7 million, $507.7 million and $536.2 million for the 2001 through 2005 fiscal years, respectively. As of June 30, 2000, the City estimated its potential future liability for outstanding claims against it to be approximately $3.5 billion. Investment Restrictions |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Trust has adopted to govern its investments that can be changed only by the vote of a "majority" of the Trust's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of: |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares. The Trust's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Trust's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Trust's most significant investment policies are described in the Prospectus. |X| Does the Trust Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Trust. |_| The Trust cannot make loans, except that the Trust may purchase debt securities described in "Investment Objective and Policies" and repurchase agreements, and the Trust may lend its portfolio securities as described in the Statement of Additional Information; |_| The Trust cannot borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt; |_| The Trust cannot invest in commodities or commodity contracts, or invest in interests in oil, gas, or other mineral exploration or development programs; |_| The Trust cannot invest in real estate; however, the Trust may purchase debt securities issued by companies which invest in real estate or interests therein; |_| The Trust cannot purchase securities on margin or make short sales of securities; |_| The Trust cannot invest in or hold securities of any issuer if those officers and trustees or directors of the Trust or its advisor who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; |_| The Trust cannot underwrite securities of other companies except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of portfolio securities; |_| The Trust cannot purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. |_| The Trust cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Trust are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. |_| As a fundamental policy, The Trust cannot invest in any debt instrument having a maturity in excess of the time period provided for in Rule 2a-7 of the Investment Company Act of 1940, or any other applicable rule, or in the case of a debt instrument subject to a repurchase agreement or called for redemption, unless purchased subject to a demand feature which may not exceed the time period provided for in Rule 2a-7, or any other applicable rule. |_| The Trust cannot invest 25% or more of its total assets in any one industry; however, for the purposes of this restriction, municipal securities and U.S. government obligations are not considered to be part of any single industry. For purposes of the investment restrictions listed above, the identification of the "issuer" of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such guarantee would be considered a separate security and would be treated as an issue of such government or other agency. Conduit securities are deemed to be issued by the person ultimately responsible for payments of interest and principal on the security. In applying the restrictions as to the Trust's investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that there is no industry concentration limitation as to municipal securities the Trust may own. Although this application of the restriction is not technically a fundamental policy of the Trust, it will not be changed without shareholder approval. Should any such change be made, the Prospectus and/or Statement of Additional Information will be supplemented to reflect the change. Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment. The Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. For purposes of the Trust's policy not to concentrate its investments in securities of issuers, the Trust has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy. How the Trust is Managed Organization and History. The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust in 1979, with an unlimited number of authorized shares of beneficial interest. The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance, and review the actions of the Manager. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters. Shareholders of the Trust may have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust. The Board of Trustees has an Audit Committee and a Review Committee. The members of the Audit Committee are Edward L. Cameron, C. Howard Kast and F. William Marshall, Jr. The Audit Committee held six meetings during the Trust's fiscal year ended June 30, 2001. The Audit Committee provides the Board with recommendations regarding the selection of the Trust's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Trust's independent audit concerning the Trust's internal accounting procedures and controls and selects and nominates for approval by the Board the independent Trustees, among other duties as set forth in the Committee's charter. The members of the Review Committee are Jon S. Fossel, Sam Freedman, William L. Armstrong, Robert G. Avis and George C. Bowen. The Review Committee held six meetings during the fiscal year ended June 30, 2001. The Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Trust's Transfer Agent and the services provided to the Trust by the Transfer Agent. The Review Committee also reviews policies and procedures adopted by the Trust to comply with the Investment Company Act of 1940 and other applicable law, among other duties as set forth in the Committee's charter. |X| Classes of Shares. The Trust has a single class of shares of stock. While that class has no designation, it is deemed to be the equivalent of Class A for purposes of the shareholder account policies that apply to Class A shares of the Oppenheimer funds. Shares of the Trust are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. There are no preemptive or conversion rights and shares participate equally in the assets of the Trust upon liquidation. |X| Meetings of Shareholders. As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of the outstanding shares of the Trust. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder lists of the Trust available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Trust valued at $25,000 or more or constituting at least 1% of the outstanding shares of the Trust, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act. |_| Shareholder and Trustee Liability. The Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations. It also provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of the Trust and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Trust shareholder will incur financial loss from being held liable as a "partner" of the Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations. The Trust's contractual arrangements state that any person doing business with the Trust (and each shareholder of the Trust) agrees under the Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand that may arise out of any dealings with the Trust. Additionally, the Trustees and shareholders shall have no personal liability to any such person, to the extent permitted by law. Trustees and Officers of the Trust. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Trust under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1: Oppenheimer Cash Reserves Oppenheimer Select Managers Oppenheimer Champion Income Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Capital Income Fund Oppenheimer Strategic Income Fund Oppenheimer High Yield Fund Oppenheimer Total Return Fund, Inc. Oppenheimer International Bond Fund Oppenheimer Variable Account Funds Oppenheimer Integrity Funds Panorama Series Fund, Inc. Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P. Oppenheimer Main Street Funds, Inc. Centennial California Tax Exempt Trust Oppenheimer Main Street Opportunity Fund Centennial Government Trust Oppenheimer Main Street Small Cap Fund Centennial Money Market Trust Oppenheimer Municipal Fund Centennial New York Tax Exempt Trust Oppenheimer Real Asset Fund Centennial Tax Exempt Trust Messrs. Swain, Murphy, Bishop, Wixted, Farrar and Zack, who are officers of the Trust, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of October 9, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of OppenheimerFunds, Inc. other than shares beneficially owned under that plan by the officers of the Fund listed below. Mr. Murphy is the trustee of that plan. James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 68 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman (since September 1988) of OppenheimerFunds, Inc.; of which the Manager is a wholly-owned subsidiary; formerly President and a director of the Manager and Chairman of the Board of Shareholder Services, Inc., a transfer agent subsidiary of OppenheimerFunds, Inc. John V. Murphy*, President, Age: 52 498 7th Avenue, New York, New York 10018 Chairman and Chief Executive Officer and director (since July 2001) and President (since August 2000) of the OppenheimerFunds, Inc. (an investment advisor); President and a trustee of other Oppenheimer funds; trustee MML Series Investment Fund, an open-end investment company; President and a director (since July 2001) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since July 2001) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since July 2001) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of HarbourView Asset Management Corporation and of Oppenheimer Real Asset Management, Inc. (since July 2001), investment adviser subsidiaries of the Manager; President and a director (since July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; formerly Chief Operating Officer (August 2000 - July 2001) of the Manager; Executive Vice President of MassMutual Financial Group (from 1995 to 1997); Executive Vice President and Chief Operating Officer of David L. Babson & Company (from 1995 to 1997), an investment advisor; Chief Operating Officer of Concert Capital Management, Inc. (from 1993 to 1996), and investment advisor. William L. Armstrong, Trustee, Age: 64. 6803 South Tucson Way, Englewood, Colorado 80112 Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of International Family Entertainment (television channel) (1992 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); formerly U.S. Senator (January 1979-January 1991). Robert G. Avis, Trustee, Age: 70. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly, (until February 2001) Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds), formerly, (until March 2000) Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly, (until March 1999) Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); (until March 1999) Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor); (until March 2000) a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company. George C. Bowen, Trustee, Age: 65. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (from September 1987) and Treasurer (from March 1985) of OppenheimerFunds, Inc; Vice President (from June 1983) and Treasurer (since March 1985) of OppenheimerFunds, Distributor, Inc., a subsidiary of OppenheimerFunds, Inc. and the Trust's Sub-Distributor; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of the Manager; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997). Edward L. Cameron, Trustee, Age: 63 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (from 1974-1999) a partner with PricewaterhouseCoopers LLC (an accounting firm) and Chairman, Price Waterhouse LLP Global Investment Management Industry Services Group (from 1994-1998). Jon S. Fossel, Trustee, Age: 59. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until October 1996) Chairman and a director of OppenheimerFunds, Inc.; President and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial Services, Inc. Sam Freedman, Trustee, Age: 61. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc. Richard F. Grabish*, Trustee, Age: 53. 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President, Assistant Director of Sales and Marketing since March 1997, and Manager of Private Client Services since June 1985 for A.G. Edwards & Sons, Inc. (broker/dealer and investment firm). Chairman and Chief Executive Officer of A.G. Edwards Trust Company since March 2001). Director of A.G. Edwards & Sons, Inc. since March 1988); formerly (until March 1987) President and Vice Chairman of A.G. Edwards Trust Company. C. Howard Kast, Trustee, Age: 79. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm). Robert M. Kirchner, Trustee, Age: 80. 6803 South Tucson Way, Englewood, Colorado 80112 President of The Kirchner Company (management consultants). F. William Marshall, Jr., Trustee, Age: 59. 6803 South Tucson Way, Englewood, Colorado 80112 Formerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director of SIS Bankcorp., Inc. and SIS Bank (formerly Springfield Institution for Savings) (1993-1999); Executive Vice President (until 1999) of Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Office of Bank of Ireland First Holdings, Inc. and First New Hampshire Banks (1990-1993); Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end investment companies). Michael A. Carbuto, Vice President and Portfolio Manager, Age: 46. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President (since May 1988) of OppenheimerFunds, Inc.; an officer and portfolio manager of other Oppenheimer funds; formerly Vice President of the Distributor (May 1988 - September 1999). Robert G. Zack, Vice President and Secretary, Age: 53. 498 7th Avenue, New York, New York 10018 Acting General Counsel (from November 1, 2001), Senior Vice President (since May 1985), Associate General Counsel (from May 1981 until November 1, 2001) of OppenheimerFunds, Inc.; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds. Brian W. Wixted, Treasurer, Age: 42. 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President and Treasurer (since March 1999) of OppenheimerFunds, Inc.; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of the Manager; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995). Robert J. Bishop, Assistant Treasurer, Age: 42. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of OppenheimerFunds, Inc. (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc. Scott T. Farrar, Assistant Treasurer, Age: 36. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of OppenheimerFunds, Inc. (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc. o Remuneration of Trustees. The officers of the Trust and Mr. Swain are affiliated with the Manager and receive no salary or fee from the Trust. The remaining Trustees of the Trust received the compensation shown below. The compensation from the Trust was paid during its fiscal year ended June 30, 2001. The compensation from all of the Denver-based Oppenheimer funds includes the Trust and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2000. ----------------------------------------------------------------------------- Aggregate Total Compensation ---------------------------- Compensation from all Denver-Based Trustee's Name from Trust1 Oppenheimer Funds2 and Other Positions (41 Funds) ----------------------------------------------------------------------------- ----------------------------------------------------------------------------- William L. Armstrong $208 $49,270 Review Committee Member ----------------------------------------------------------------------------- ----------------------------------------------------------------------------- Robert G. Avis $242 $72,000 Review Committee Member ----------------------------------------------------------------------------- ----------------------------------------------------------------------------- George C. Bowen $209 $55,948 Review Committee Member ----------------------------------------------------------------------------- ----------------------------------------------------------------------------- Edward L. Cameron $159 $26,709 Audit Committee Chairman ----------------------------------------------------------------------------- ----------------------------------------------------------------------------- Jon S. Fossel $263 $77,880 Review Committee Chairman ------------------------------------------------ ----------------------------------------------------------------------------- Sam Freedman $275 $80,100 Review Committee Member ------------------------------------------------ ----------------------------------------------------------------------------- Richard F. Grabish $8 $0 ------------------------------------------------ ----------------------------------------------------------------------------- C. Howard Kast $291 $86,150 Audit Committee Member ----------------------------------------------------------------------------- ------------------------------------------------ Robert M. Kirchner $264 $76,950 ----------------------------------------------------------------------------- ----------------------------------------------------------------------------- F. William Marshall, Jr. $108 $3,768 Audit Committee Member ----------------------------------------------------------------------------- * Effective July 1, 2000, William A. Baker and Ned M. Steel resigned as Trustees of the Trust and subsequently became Trustees Emeritus of the Trust. For the fiscal year ended June 30, 2001, Messrs. Baker and Steel each received $191 aggregate compensation from the Trust and for the calendar year ended December 31, 2000, they each received $63,999 total compensation from all Denver-based Oppenheimer funds. Effective April 5, 2001, Raymond J. Kalinowski resigned as Trustee of the Trust. For the fiscal year ended June 30, 2001, Mr. Kalinowski received $188 aggregate compensation from the Trust and for the calendar year ended December 31, 2000, he received $73,500 total compensation from all Denver-based Oppenheimer funds. 1. For the Trust's fiscal year end June 30, 2001. 2. For the 2000 calendar year. o Deferred Compensation Plan for Trustees. The Trustees have adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under this plan will be determined based upon the performance of the selected funds. Deferral of fees of the Trustees under this plan will not materially affect the Trust's assets, liabilities or net income per share. This plan will not obligate the Trust to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Trust may invest in the funds selected by any Trustee under this plan without shareholder approval for the limited purpose of determining the value of the Trustees' deferred fee accounts. |X| Major Shareholders. As of October 9, 2001 the only person who owned of record or was known by the Trust to own beneficially 5% or more of the Trust's outstanding retail shares was A.G. Edwards & Sons, Inc. ("Edwards"), 1 North Jefferson Avenue, St. Louis, Missouri 63103, which owned 76,463,447.090 shares of the Trust which was 91.27% of the outstanding shares of the Trust on that date, for accounts of its customers none of whom individually owned more than 5% of the outstanding shares. The Manager. The Manager, Centennial Asset Management Corporation, is wholly-owned by OppenheimerFunds, Inc., which is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The portfolio manager of the Trust is principally responsible for the day-to-day management of the Trust's investment portfolio. Other members of the Manager's fixed-income portfolio department, particularly security analysts, traders and other portfolio managers, have broad experience with fixed-income securities. They provide the Trust's portfolio manager with research and support in managing the Trust's investments. |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Trust under an investment advisory agreement between the Manager and the Trust. The Manager selects securities for the Trust's portfolio and handles its day-to-day business. The agreement requires the Manager, at its expense, to provide the Trust with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trust. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Trust. Expenses not expressly assumed by the Manager under the investment advisory agreement are paid by the Trust. The investment advisory agreement lists examples of expenses paid by the Trust. The major categories relate to interest, taxes, fees to unaffiliated Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Trust to the Manager are calculated at the rates described in the Prospectus. --------------------------------------------------------------------------------- Fiscal Year Management Fee Paid to Centennial Asset Management Corporation ended 6/30 --------------------------------------------------------------------------------- --------------------------------------------------------------------------------- 1999 $296,653 --------------------------------------------------------------------------------- --------------------------------------------------------------------------------- 2000 $305,700 --------------------------------------------------------------------------------- --------------------------------------------------------------------------------- 2001 $343,365 --------------------------------------------------------------------------------- The Manager has undertaken that the total expenses of the Trust, in any fiscal year of the Trust, exclusive of taxes, interest, brokerage commissions (if any) and non-recurring expenses, including litigation, shall not exceed 0.80% of the average annual net assets of the Trust. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under those expense limitations. Any assumption of the Trust's expenses under this arrangement lowers the Trust's overall expense ratio and increases its yield and total return during the time such expenses are assumed. The Manager reserves the right to terminate or amend this undertaking at any time. For the fiscal years ended June 30, 1999, 2000 and 2001 the management fees payable by the Trust to the Manager would have been $296,653, $305,700, and $343,365 respectively, without the Manager's voluntary expense assumption. Those amounts do not reflect the effect of the expense assumptions of $37,962, $48,269, and $55,546 respectively, in those periods by the Manager. The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement. |X| The Distributor. Under its General Distributor's agreement with the Trust, Centennial Asset Management Corporation acts as the Trust's principal underwriter and Distributor in the continuous public offering of the Trust's shares. The Distributor is not obligated to sell a specific number of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. For other distribution expenses paid by the Trust, see the section entitled "Service Plan" below. The Trust's Sub-Distributor is OppenheimerFunds Distributor, Inc. Portfolio Transactions. Portfolio decisions are based upon recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. Most purchases made by the Trust are principal transactions at net prices, so the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Trust seeks to obtain prompt execution of orders at the most favorable net price. If broker/dealers are used for portfolio transactions, transactions may be directed to broker/dealers for their execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. It may include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. Subject to applicable rules covering the Manager's activities in this area, sales of shares of the Trust and/or the other investment companies managed by the Manager or distributed by the Distributor may also be considered as a factor in the direction of transactions to dealers. That must be done in conformity with the price, execution and other considerations and practices discussed above. Those other investment companies may also give similar consideration relating to the sale of the Trust's shares. No portfolio transactions will be handled by any securities dealer affiliated with the Manager. The Trust may experience high portfolio turnover that may increase the Trust's transaction costs. However, since brokerage commissions, if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Trust. Service Plan The Trust has adopted a Service Plan for the shares. The plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan. Under the plan, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Trust) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Trust. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients. Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Trust's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Trust. The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders. The approval must be by a "majority" (as defined in the Investment Company Act) of the shares. While the plan is in effect, the Treasurer of the Trust shall provide separate written reports on the plan to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under the plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees. The plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees. Under the plan, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Trust shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plan. |X| Service Plan Fees. Under the service plan, the Distributor currently uses the fees it receives from the Trust to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares. The services include, among others, answering customer inquiries about the Trust, assisting in establishing and maintaining accounts in the Trust, making the Trust's investment plans available and providing other services at the request of the Trust or the Distributor. The service plan permits reimbursements to the Distributor at a rate of up to 0.20% of average annual net assets of the shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.20% of the average annual net assets consisting of shares held in the accounts of the recipients or their customers. For the fiscal year ended June 30, 2001 payments under the plan totaled $134,265, all of which was paid by the Distributor to recipients. That included $564 paid to an affiliate of the Distributor's parent company. For the fiscal year ended June 30, 2001, the Manager paid, in the aggregate, $184,037 in fees out of its own resources for distribution assistance. Any unreimbursed expenses the Distributor incurs with respect to the shares in any fiscal quarter cannot be recovered in subsequent quarters. The Distributor may not use payments received under the plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead. Performance of the Trust Explanation of Performance Terminology. The Trust uses a variety of terms to illustrate its performance. These terms include "yield," "compounded effective yield," "tax-equivalent yield" and "average annual total return." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Trust's performance as of the Trust's most recent fiscal year end. You can obtain current performance information by calling the Trust's Transfer Agent at 1.800.525.9310. The Trust's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. If the Trust shows total returns in addition to its yields, the returns must be for the 1-, 5- and 10-year periods ending as of the most recent calendar quarter prior to the publication of the advertisement (or its submission for publication). Use of standardized performance calculations enables an investor to compare the Trust's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Trust's performance information as a basis for comparisons with other investments: o Yields and total returns measure the performance of a hypothetical account in the Trust over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time than the shares used in the model. o An investment in the Trust is not insured by the FDIC or any other government agency. o The Trust's yield is not fixed or guaranteed and will fluctuate. o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns. |_| Yields. The Trust's current yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (1) adding 1 to the base period return (obtained as described above), (2) raising the sum to a power equal to 365 divided by 7, and (3) subtracting 1 from the result. The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Trust's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period. The Trust's "tax equivalent yield" adjusts the Trust's current yield, as calculated above, by a stated federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Trust's tax equivalent yield for the seven-day period ended June 30, 2001 was 3.57%. Its tax-equivalent compounded effective yield for the same period was 3.61% for an investor in the highest federal tax bracket. The tax-equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Trust's tax equivalent yield for the highest tax bracket for the seven-day period ended June 30, 2001 was 3.72%. Its tax-equivalent compounded effective yield for the same period was 3.76% for an investor in the highest tax bracket. o Total Return Information. There are different types of "total returns" to measure the Trust's performance. Total return is the change in value of a hypothetical investment in the Trust over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Trust uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below. |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula: 1/n (ERV) (---) -1 = Average Annual Total Return ( P ) |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows: ERV - P ------- = Total Return P --------------------------------------------------------------------------------- Yield Compounded Average Annual Total Returns (at 6/30/01) (7 days ended Effective Yield 6/30/01) (7 days ended 6/30/01) --------------------------------------------------------------------------------- --------------------------------------------------------------------------------- 1-Year 5 Years 10 Years --------------------------------------------------------------------------------- --------------------------------------------------------------------------------- 2.01% 2.03% 3.09% 2.81% 2.62% --------------------------------------------------------------------------------- |X| Other Performance Comparisons. Yield information may be useful to investors in reviewing the Trust's performance. The Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor(TM)) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metro areas. When comparing the Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed. From time to time, the Trust may include in its advertisements and sales literature performance information about the Trust cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources. From time to time the Trust may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Trust and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Trust and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Trust's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Trust. A B O U T Y O U R A C C O U N T How to Buy Shares Determination of Net Asset Value Per Share. The net asset value per share of the Trust is determined twice each day that the New York Stock Exchange ("Exchange") is open, at 12:00 Noon and at 4:00 P.M, on each day that the Exchange is open, by dividing the value of the Trust's net assets by the total number of shares outstanding. All references to time in this Statement of Additional Information mean New York time. The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Trust's Board of Trustees has adopted the amortized cost method to value the Trust's portfolio securities. Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into consideration any unrealized capital gains or losses on securities. While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Trust would receive if it sold the security. The Trust's Board of Trustees has established procedures reasonably designed to stabilize the Trust's net asset value at $1.00 per share. Those procedures include a review of the valuations of the Trust's portfolio holdings by the Board of Trustees, at intervals it deems appropriate, to determine whether the Trust's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The Board of Trustees will examine the extent of any deviation between the Trust's net asset value based upon available market quotations and amortized cost. If the Trust's net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board of Trustees to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board of Trustees will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and dividends higher) than those of a fund holding the identical investments as the Trust but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Trust would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation. How to Sell Shares The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus. Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Trust to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust. Checks may not be presented for payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice. In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Trust in that account; (2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s); (3) authorizes the Trust, its Transfer Agent and any bank through which the Trust's drafts (checks) are payable to pay all checks drawn on the Trust account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check; (4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable; (5) understands that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Trust's bank; and (6) acknowledges and agrees that neither the Trust nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason. Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemptions proceeds may be delayed if the Trust's custodian bank is not open for business on a day when the Trust would normally authorize the wire to be made, which is usually the Trust's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business. No distributions will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire How to Exchange Shares As stated in the Prospectus, direct shareholders can exchange shares of the Trust for Class A shares of any of the following eligible funds: Oppenheimer Bond Fund Oppenheimer Main Street Growth & Income Fund Oppenheimer California Municipal Fund Oppenheimer Main Street Opportunity Fund Oppenheimer Capital Appreciation Fund Oppenheimer Main Street Small Cap Fund Oppenheimer Capital Preservation Fund Oppenheimer MidCap Fund Oppenheimer Capital Income Fund Oppenheimer Special Value Fund Oppenheimer Champion Income Fund Oppenheimer Multiple Strategies Fund Oppenheimer Concentrated Growth Fund Oppenheimer Municipal Bond Fund Oppenheimer Convertible Securities Fund OSM1 - Mercury Advisors S&P 500 Index OSM1 - Mercury Advisors Focus Growth Oppenheimer Developing Markets Fund Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New York Municipal Fund Oppenheimer Value Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Discovery Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Emerging Growth Fund OSM1 - QM Active Balanced Fund Oppenheimer Emerging Technologies Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Capital Value Fund, Oppenheimer Enterprise Fund Inc. Oppenheimer Quest Global Value Fund, Oppenheimer Europe Fund Inc. Oppenheimer Rochester National Municipals Oppenheimer Quest Opportunity Value Fund OSM1- Gartmore Millennium Growth Fund II Oppenheimer Quest Value Fund, Inc. Oppenheimer Global Fund Oppenheimer Real Asset Fund Oppenheimer Global Growth & Income Fund OSM1 - Salomon Brothers Capital Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Growth Fund Oppenheimer Small Cap Value Fund Oppenheimer High Yield Fund Oppenheimer Strategic Income Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Total Return Fund, Inc. Oppenheimer International Bond Fund Oppenheimer Trinity Core Fund Oppenheimer Trinity Large Cap Growth Oppenheimer International Growth Fund Fund Oppenheimer International Small Company Fund Oppenheimer Trinity Value Fund OSM1 -Jennison Growth Fund Oppenheimer U.S. Government Trust Oppenheimer Limited-Term Government Fund Limited-Term New York Municipal Fund Rochester Fund Municipals and the following money market funds: Centennial America Fund, L. P. Centennial New York Tax Exempt Trust Centennial California Tax Exempt Trust Centennial Tax Exempt Trust Centennial Government Trust Oppenheimer Cash Reserves Centennial Money Market Trust Oppenheimer Money Market Fund, Inc. 1 - "OSM" is Oppenheimer Select Managers Shares of the Trust purchased without a sales charge may be exchanged for shares of an eligible fund offered with a sales charge upon payment of the sales charge. Shares of the Trust acquired by reinvestment of dividends or distributions from the Trust or any of the other eligible funds (other than Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the eligible funds. |_| Limits on Multiple Exchange Orders. The Trust reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Trust may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. |_| Telephone Exchange Requests. When exchanging shares by telephone, a direct shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investor must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests. |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Trust reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Trust). In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged. The different eligible funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. The Trust, the Distributor, the Sub-Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction. The Trust may amend, suspend or terminate the exchange privilege at any time. Although the Trust may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60-day notice is not required in extraordinary circumstances. Dividends and Taxes Tax Status of the Trust's Dividends and Distributions. The Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Trust on municipal securities will be excludable from gross income of shareholders for federal income tax purposes. Net investment income includes the allocation of amounts of income from the municipal securities in the Trust's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Trust's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Trust's income that was tax-exempt for a given period. A portion of the exempt-interest dividends paid by the Trust may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Trust. A shareholder receiving a dividend from income earned by the Trust from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Trust. The Trust's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Trust shares within six months of purchase (which period may be shortened by regulation) will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares. If the Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Trust to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Trust qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Trust qualifies. The Trust might not meet those tests in a particular year. If it does not qualify, the Trust will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders. In any year in which the Trust qualifies as a regulated investment company under the Internal Revenue Code, the Trust will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt interest dividends that will be exempt from New York State and New York City personal income tax. That exemption applies to the extent that the Trust's distributions are attributable to interest on New York municipal securities. Distributions from the Trust attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York income tax as ordinary income. Distributions by the Trust from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Trust. Additionally, certain distributions paid to corporate shareholders of the Trust may be includable in income subject to the New York alternative minimum tax. Under the Internal Revenue Code, by December 31 each year the Trust must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Trust must pay an excise tax on the amounts not distributed. It is presently anticipated that the Trust will meet those requirements. However, the Trust's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders. Dividend Reinvestment in Another Trust. Direct shareholders of the Trust may elect to reinvest all dividends and/or capital gains distributions in Class A shares of any eligible fund listed above. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise, the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the close of business on the payable date of the dividend or distribution. Additional Information About the Trust The Distributor. The Trust's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with the Sub-Distributor. The Distributor and the Sub-Distributor also distribute shares of the other funds managed by the Manager or an affiliate. The Transfer Agent. Shareholder Services, Inc. the Trust's Transfer Agent, is responsible for maintaining the Trust's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Trust. It also handles shareholder servicing and administrative functions. The Custodian. Citibank, N.A. is the Custodian of the Trust's assets. The Custodian's responsibilities include safeguarding and controlling the Trust's portfolio securities and handling the delivery of such securities to and from the Trust. It will be the practice of the Trust to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Trust's cash balances with the Custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial. Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Trust. They audit the Trust's financial statements and perform other related audit services. They also act as auditors for the Manager and OFI and for certain other funds advised by the Manager and its affiliates. Independent Auditors' Report Centennial New York Tax Exempt Trust To the Shareholders and Board of Trustees of Centennial New York Tax Exempt Trust We have audited the accompanying statement of assets and liabilities of Centen- nial New York Tax Exempt Trust, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan- cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cen- tennial New York Tax Exempt Trust as of June 30, 2001, the results of its oper- ations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting princi- ples generally accepted in the United States of America. Deloitte & Touche LLP Denver, Colorado July 23, 2001 Statement of Investments June 30, 2001 Centennial New York Tax Exempt Trust

                                                          Principal    Value
                                                            Amount   See Note 1
                                                          ---------- ----------

Short-Term Tax-Exempt Obligations--99.0%
New York--99.0%
 Babylon, NY IDA RB, J. D'Addario & Co. Project,
  2.75%(/1/)............................................. $  500,000 $  500,000
 Babylon, NY IDA RR RRB, Ogden Martin Project, FSA
  Insured, 2.40%(/1/)....................................  3,500,000  3,500,000
 Hempstead, NY IDA RRB, Trigen-Nassau Energy,
  2.55%(/1/).............................................  1,000,000  1,000,000
 Jay Street Development Corp. NYC Facilities Lease RB,
  Jay Street Project, Series A-3, 2.40%(/1/).............  3,500,000  3,500,000
 NY MTAU SPO RB, 3.05%, 7/26/01..........................  3,500,000  3,500,000
 NYC GOB, 7.25%, 8/15/01(/2/)............................  3,500,000  3,517,473
 NYC GOB, 8%, 8/1/01(/2/)................................  3,000,000  3,057,209
 NYC HDC MH RB, Monterey Project, Series A, 2.45%(/1/)...  3,400,000  3,400,000
 NYC Health & Hospital Corp. RB, Health Systems, Series
  E, 2.45%(/1/)..........................................  1,000,000  1,000,000
 NYC IDA Civic Facility RB, Casa Project, 2.80%(/1/).....  1,000,000  1,000,000
 NYC IDA Civic Facility RB, YMCA Greater NY Project,
  Prerefunded, 8%, 8/1/01(/2/)...........................  2,520,000  2,581,583
 NYC MWFAU WSS RB, Series C, FGIC Insured, 3.15%(/1/)....    100,000    100,000
 NYC Water FAU WSS RB, Series SGB 26, MBIA Insured,
  2.58%(/1/).............................................  2,500,000  2,500,000
 NYS DA COP, Rockefeller University, 2.58%(/1/)..........  1,000,000  1,000,000
 NYS DA RB, 2.58%(/1/)...................................  1,500,000  1,500,000
 NYS DA RB, Columbia University, 2.55%, 8/1/01...........  1,350,000  1,350,000
 NYS DA RB, Cornell University, Series A, 2.60%(/1/).....  2,000,000  2,000,000
 NYS DA RB, Cornell University, Series B, 3.10%(/1/).....    400,000    400,000
 NYS DA RB, MBIA/IBC Insured, 2.53%(/1/).................  2,200,000  2,200,000
 NYS DA RRB, Series CMC1B, 2.70%(/1/)....................  1,300,000  1,300,000
 NYS Electric & Gas RB, 3.15%, 3/15/02(/2/)..............  1,750,000  1,750,000
 NYS GOUN, Series A, 3.20%, 2/7/02(/2/)..................  1,000,000  1,000,000
 NYS HFA RB, East 39 Street Housing, Series A,
  2.50%(/1/).............................................  2,500,000  2,500,000
 NYS HFA RB, Victory Housing, Series A, 2.55%(/1/).......  3,500,000  3,500,000
 NYS LGAC RB, Series SG99, MBIA Insured, 2.51%,
  10/1/01(/2/)...........................................  1,600,000  1,600,000
 NYS MAG RB, Series 302, MBIA/IBC Insured, 2.63%(/1/)....  1,500,000  1,500,000
 NYS MAG RB, Series CMC1, 2.80%(/1/).....................  2,690,000  2,690,000
 NYS PAU GP & RB, Series AA, 6.25%, 1/1/02(/2/)..........  1,200,000  1,242,777
 NYS PAU GP & RB, Series W, 6.60%, 1/1/02................  3,000,000  3,051,406
 NYS TBTAU RB, Series SG-41, MBIA Insured, 2.51%(/1/)....  1,000,000  1,000,000
 NYS TBTAU RB, Series T, 3.25%, 7/31/01(/2/)(/3/)........  3,000,000  3,000,000
 NYS Thruway Authority RB, Highway & Bridge Trust Fund,
  Series 267, FSA Insured, 2.60%(/1/)....................  2,225,000  2,225,000
 NYS Urban Empire Development Corp. RB, Series A,
  2.58%(/1/).............................................  2,600,000  2,600,000
 PAUNYNJ SPO RRB, Versatile Structure-4, 3.20%, 7/10/01..  2,560,000  2,560,000
4 Statement of Investments June 30, 2001 (Continued) Centennial New York Tax Exempt Trust

                                                         Principal      Value
                                                           Amount    See Note 1
                                                         ----------  -----------

Short-Term Tax-Exempt Obligations (Continued)
New York (Continued)
 Westchester Cnty., NY, IDA RR RRB, Resco Co. Project,
  Series A, AMBAC Insured, 4.95%, 7/1/01................ $2,500,000  $ 2,500,000
                                                                     -----------
Total Investments, at Value (Cost $71,625,448)..........       99.0%  71,625,448
                                                                     -----------
Other Assets Net of Liabilities.........................        1.0      744,797
                                                         ----------  -----------
Net Assets..............................................      100.0% $72,370,245
                                                         ==========  ===========
To simplify the listings of securities, abbreviations are used per the table below: COP--Certificates of Participation MTAU--Metropolitan Transportation DA--Dormitory Authority Authority MWFAU--Municipal Water Finance FAU--Finance Authority Authority NYC--New York City GP--General Purpose NYS--New York State GOB--General Obligation Bonds PAUNYNJ--Port Authority of New York & GOUN--General Obligation Unlimited New Jersey Nts. PAU--Power Authority HDC--Housing Development Corp. RB--Revenue Bonds HFA--Housing Finance Agency RR--Resource Recovery IDA--Industrial Development Agency RRB--Revenue Refunding Bonds LGAC--Local Government Assistance SPO--Special Obligations Corp. MAG--Mtg. Agency TBTAU--Triborough Bridge & Tunnel MH--Multifamily Housing Authority WSS--Water & Sewer System

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 2001. This instrument may also have a demand feature which allows, on up to 30 days’ notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

2. Put obligation redeemable at full face value on the date reported.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,000,000 or 4.15% of the Trust’s net assets as of June 30, 2001.

See accompanying Notes to Financial Statements. 5 Statement of Assets and Liabilities June 30, 2001 Centennial New York Tax Exempt Trust

ASSETS
Investments, at value (cost $71,625,448)--see accompanying
 statement........................................................  $71,625,448
Cash..............................................................      346,953
Receivables and other assets:
 Interest.........................................................      845,236
 Shares of beneficial interest sold...............................       98,581
 Other............................................................        7,438
                                                                    -----------
  Total assets....................................................   72,923,656
                                                                    -----------

LIABILITIES
Payables and other liabilities:
 Shares of beneficial interest redeemed...........................      428,353
 Dividends........................................................       37,657
 Service plan fees................................................       35,249
 Shareholder reports..............................................       29,072
 Trustees' compensation...........................................           10
 Other............................................................       23,070
                                                                    -----------
  Total liabilities...............................................      553,411
                                                                    -----------
NET ASSETS........................................................  $72,370,245
                                                                    ===========
COMPOSITION OF NET ASSETS
Paid-in capital...................................................  $72,363,928
Accumulated net realized gain (loss) on investment transactions...        6,317
                                                                    -----------
NET ASSETS--applicable to 72,363,928 shares of beneficial interest outstanding......................................................  $72,370,245
                                                                    ===========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE....        $1.00
See accompanying Notes to Financial Statements. 6 Statement of Operations For the Year Ended June 30, 2001 Centennial New York Tax Exempt Trust

INVESTMENT INCOME
Interest............................................................ $2,638,651
                                                                     ----------
EXPENSES
Management fees.....................................................    343,365
Service plan fees...................................................    134,265
Transfer and shareholder servicing agent fees.......................     47,698
Shareholder reports.................................................     28,958
Custodian fees and expenses.........................................     23,487
Legal, auditing and other professional fees.........................      9,909
Trustees' compensation..............................................      2,598
Registration and filing fees........................................      2,987
Other...............................................................     23,412
                                                                     ----------
  Total expenses....................................................    616,679
   Less reduction to custodian expenses.............................    (12,647)
   Less reduction to excess expenses................................    (55,546)
                                                                     ----------
  Net expenses......................................................    548,486
                                                                     ----------
NET INVESTMENT INCOME...............................................  2,090,165
                                                                     ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS.............................       (168)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $2,089,997
                                                                     ==========
Statements of Changes in Net Assets

                                                        Year Ended June 30,
                                                         2001         2000
                                                      -----------  -----------

OPERATIONS
Net investment income (loss)........................  $ 2,090,165  $ 1,730,572
Net realized gain (loss)............................         (168)       9,958
                                                      -----------  -----------
Net increase (decrease) in net assets resulting from
 operations.........................................    2,089,997    1,740,530
                                                      -----------  -----------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS......   (2,090,165)  (1,730,572)
                                                      -----------  -----------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
 beneficial interest transactions...................   16,407,455   (5,838,875)
                                                      -----------  -----------
NET ASSETS
Total increase (decrease)...........................   16,407,287   (5,828,917)
Beginning of period.................................   55,962,958   61,791,875
                                                      -----------  -----------
End of period.......................................  $72,370,245  $55,962,958
                                                      ===========  ===========
See accompanying Notes to Financial Statements. 7 Financial Highlights Centennial New York Tax Exempt Trust

                                    Year Ended June 30,
                           2001     2000          1999          1998          1997
                          -------  -------       -------       -------       -------

PER SHARE OPERATING DATA
Net asset value,
 beginning of period....    $1.00    $1.00         $1.00         $1.00         $1.00
Income from investment
 operations--net
 investment income and
 net realized gain......      .03      .03           .02           .03           .03
Dividends and/or
 distributions to
 shareholders...........     (.03)    (.03)         (.02)         (.03)         (.03)
                          -------  -------       -------       -------       -------
Net asset value, end of
 period.................    $1.00    $1.00         $1.00         $1.00         $1.00
                          =======  =======       =======       =======       =======

TOTAL RETURN(/1/).......     3.09%    2.92%         2.42%         2.87%         2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in thousands)..  $72,370  $55,963       $61,792       $56,807       $48,896
Average net assets (in
 thousands).............  $68,810  $61,033       $59,345       $53,923       $45,363
Ratios to average net
 assets:(/2/)
Net investment income...     3.04%    2.84%         2.38%         2.85%         2.73%
Expenses................     0.90%    0.92%         0.89%         0.89%(/3/)    0.88%(/3/)
Expenses, net of
 reduction to custodian
 expenses...............     0.88%    0.82%(/4/)    0.80%(/4/)    0.80%(/4/)    0.80%(/4/)
Expenses, net of
 reduction to excess
 expenses...............     0.82%     N/A           N/A           N/A           N/A

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year. 3. Expense ratio reflects the reduction to custodian expenses. 4. Prior to June 30, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses. See accompanying Notes to Financial Statements. 8 Notes to Financial Statements Centennial New York Tax Exempt Trust 1. Significant Accounting Policies

Centennial New York Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Trust’s investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is consistent with the preservation of capital. The Trust’s investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of June 30, 2001, the Trust had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring -------- 2009 $848 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Investment Income. There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations. Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. 9 Notes to Financial Statements (Continued) Centennial New York Tax Exempt Trust 2. Shares of Beneficial Interest The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                          Year Ended June 30, 2001     Year Ended June 30, 2000
                         ---------------------------  ---------------------------
                            Shares        Amount         Shares        Amount
                         ------------  -------------  ------------  -------------

Sold....................  222,614,516  $ 222,614,516   235,166,364  $ 235,166,364
Dividends and/or
 distributions
 reinvested.............    2,083,633      2,083,633     1,666,312      1,666,312
Redeemed................ (208,290,694)  (208,290,694) (242,671,551)  (242,671,551)
                         ------------  -------------  ------------  -------------
Net increase
 (decrease).............   16,407,455  $  16,407,455    (5,838,875) $  (5,838,875)
                         ============  =============  ============  =============
3. Fees and Other Transactionswith Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume any expenses of the Trust in any fiscal year they exceed 0.80% of the Trust’s average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time. The Trust’s management fee for the year ended June 30, 2001, was an annualized rate of 0.50%.

Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI an annual maintenance fee for each Trust shareholder account.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions. During the year ended June 30, 2001, the Trust paid $564 to a broker-dealer affiliated with the Manager as reimbursement for distribution-related expenses.

10 A-3 Appendix A Description of Securities Ratings Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Fund. The ratings descriptions are based on information supplied by the ratings organizations to subscribers. SHORT TERM DEBT RATINGS. Moody's Investors Service, Inc. ("Moody's") The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers: Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structure with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows: MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard and Poor's") The following ratings by Standard and Poor's for commercial paper (defined by Standard and Poor's as debt having an original maturity of no more than 365 days) assess the likelihood of payment: A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong. A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. Standard and Poor's ratings for Municipal Notes due in 3 years or less: ------------------------------------------------------------------------ SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation. SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Standard and Poor's assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, Standard and Poor's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+"). Fitch, Inc. ("Fitch") Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes: F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature. F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings. LONG TERM DEBT RATINGS. These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations. Moody's Bonds (including municipal bonds) are rated as follows: Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues. Aa: Judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities. Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Standard and Poor's Bonds (including municipal bonds maturing beyond 3 years) are rated as follows: AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. A strong capacity to meet its financial commitment on the obligation is very strong. Fitch AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+". B-11 Appendix B Municipal Bond Industry Classifications Adult Living Facilities Bond Anticipation Notes Education Electric Utilities Gas Utilities General Obligation Higher Education Highways/Railways Hospital/Healthcare Manufacturing, Durable Goods Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing Municipal Leases Non Profit Organization Parking Fee Revenue Pollution Control Resource Recovery Revenue Anticipation Notes Sales Tax Revenue Sewer Utilities Single Family Housing Special Assessment Special Tax Sports Facility Revenue Student Loans Tax Anticipation Notes Tax & Revenue Anticipation Notes Telephone Utilities Water Utilities ------------------------------------------------------------------------------ Centennial New York Tax Exempt Trust ------------------------------------------------------------------------------ Investment Advisor and Distributor Centennial Asset Management Corporation 6803 South Tucson Way Englewood, Colorado 80112 Sub-Distributor OppenheimerFunds Distributor, Inc. P.O. Box 5254 Denver, Colorado 80217 Transfer Agent Shareholder Services, Inc. P.O. Box 5143 Denver, Colorado 80217 1.800.525.9310 Custodian of Portfolio Securities Citibank, N.A. 399 Park Avenue New York, New York 10043 Independent Auditors Deloitte & Touche LLP 555 Seventeenth Street Denver, Colorado 80202 Legal Counsel Myer, Swanson, Adams & Wolf, P.C. 1600 Broadway Denver, Colorado 80202 PX0780.001.1101 CENTENNIAL NEW YORK TAX EXEMPT TRUST FORM N-1A PART C OTHER INFORMATION Item 23. Exhibits (a) (i) Amended Declaration of Trust dated February 1, 1990: Previously filed with Post-Effective Amendment No. 3 (1/30/90), and refiled with Registrant's Post-Effective Amendment No. 9 (11/1/94), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference. (ii) Amendment to the Declaration of Trust dated February 23, 2001: Filed herewith. (b) By-Laws, as amended and restated through October 24, 2000: Filed herewith. (c) Specimen Share Certificate: Filed herewith. (d) Investment Advisory Agreement dated October 22, 1990: Previously filed with Registrant's Post-Effective Amendment No. 5 (10/29/90), refiled with Registrant's Post-Effective Amendment No. 9 (11/1/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference. (e) (i) General Distributor's Agreement Centennial Asset Management Corporation dated October 13, 1992: Previously filed with Registrant's Post-Effective Amendment No. 8 (10/28/93), and incorporated herein by reference. (ii) Sub-Distributor's Agreement between Centennial Asset Management Corporation and OppenheimerFunds Distributor, Inc. dated May 28, 1993: Previously filed with Registrant's Post-Effective Amendment No. 8 (10/28/93), and incorporated herein by reference. (iii) Form of Dealer Agreement of Centennial Asset Management Corporation (formerly Centennial Capital Corporation): Previously filed with Post-Effective Amendment No. 6 of Centennial Government Trust (Reg. No. 2-75912), (10/26/84), and incorporated herein by reference. (f) Form of Deferred Compensation Agreement for Disinterested Trustees/Directors: Filed with Post-Effective Amendment No. 40 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/27/98), and incorporated herein by reference. (g) Global Custodial Services Agreement dated May 3, 2001 between Registrant and Citibank, N.A.: Previously filed with Post-Effective Amendment No. 33 to the Registration Statement of Centennial Money Market Trust (Reg. No. 2-65245), October 25, 2001, and incorporated herein by reference. (h) Not applicable. (i) Opinion and Consent of Counsel dated September 22, 1987: Previously filed with Registrant's Pre-Effective Amendment No. 1 (11/28/88), refiled with Registrant's Post-Effective Amendment No. 9 (11/1/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference. (j) Independent Auditors' Consent: Filed herewith. (k) Not applicable. (l) Investment letter from Oppenheimer Management Corporation to Registrant dated December 5, 1988: Previously filed with Registrant's Pre-Effective Amendment No. 1 (11/28/88), and refiled with Registrant's Post-Effective Amendment No. 9, (11/1/94) pursuant to Item 102 of Regulation S-T and incorporated herein by reference. (m) Service Plan and Agreement between Registrant and Centennial Asset Management Corporation under Rule 12b-1 dated August 24, 1993: Previously filed with Registrant's Post-Effective Amendment No. 8, (10/28/93), and incorporated herein by reference. (n) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01: Previously filed with Post-Effective Amendment No.20, to the registration statement of Oppenheimer Cash Reserves Fund (Reg. No. 33-23223), (09/27/01), and incorporated herein by reference. Powers of Attorney for all Trustees and Officers except for Mr. Armstrong, Mr. Bowen, Mr. Cameron, Mr. Marshall and Mr. Grabish: Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Select Managers (Reg. No. 333-49774), (2/8/01), and incorporated herein by reference. Powers of Attorney for Mr. Armstrong, Mr. Bowen, Mr. Cameron, Mr. Marshall and Mr. Grabish: Previously filed with Registrant's Post-Effective Amendment No. 18 (08/24/01), and incorporated herein by reference. Power of Attorney for Mr. Murphy: Filed herewith. (p) Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the initial Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176), (8/21/00), and incorporated herein by reference. Item 24. Persons Controlled by or Under Common Control with the Fund --------------------------------------------------------------------- None. Item 25. Indemnification ------------------------- Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue. Item 26. Business and Other Connections of Investment Adviser -------- ---------------------------------------------------- (a) Centennial Asset Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 26(b) below. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Centennial Asset Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee. Name and Current Position with Centennial Asset Other Business and Connections Management Corporation During the Past Two Years ---------------------- ------------------------- Robert Agan, Vice President Vice President of Shareholder Services, Inc. Katherine P. Feld, Secretary and Director Vice President and Secretary of the Sub-Distributor and of OppenheimerFunds, Inc.; Vice President and Secretary of Oppenheimer Real Asset Management, Inc.; Secretary of HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc. Ray Olson, Treasurer Assistant Vice President of OppenheimerFunds, Inc. Brian W. Wixted, Assistant Treasurer Senior Vice President and Treasurer (since March 1999) of OppenheimerFunds, Inc., HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of PIMCO Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999). Arthur J. Zimmer, Vice President Senior Vice President (since April 1999) of HarbourView Asset Management Corporation; an officer and/or portfolio manager of certain Oppenheimer funds. The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer Quest /Rochester Funds, as set forth below: New York-based Oppenheimer Funds -------------------------------- Oppenheimer California Municipal Fund Oppenheimer Capital Appreciation Fund Oppenheimer Capital Preservation Fund Oppenheimer Developing Markets Fund Oppenheimer Discovery Fund Oppenheimer Emerging Growth Fund Oppenheimer Emerging Technologies Fund Oppenheimer Enterprise Fund Oppenheimer Europe Fund Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Growth Fund Oppenheimer International Growth Fund Oppenheimer International Small Company Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Multi-Sector Income Trust Oppenheimer Multi-State Municipal Trust Oppenheimer Multiple Strategies Fund Oppenheimer Municipal Bond Fund Oppenheimer New York Municipal Fund Oppenheimer Series Fund, Inc. Oppenheimer Special Value Fund Oppenheimer Trinity Core Fund Oppenheimer Trinity Large Cap Growth Fund Oppenheimer Trinity Value Fund Oppenheimer U.S. Government Trust Quest/Rochester Funds --------------------- Limited Term New York Municipal Fund Oppenheimer Convertible Securities Fund Oppenheimer MidCap Fund Oppenheimer Quest Capital Value Fund, Inc. Oppenheimer Quest For Value Funds Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Value Fund, Inc. Rochester Fund Municipals Denver-based Oppenheimer Funds ------------------------------ Centennial America Fund, L.P. Centennial California Tax Exempt Trust Centennial Government Trust Centennial Money Market Trust Centennial New York Tax Exempt Trust Centennial Tax Exempt Trust Oppenheimer Cash Reserves Oppenheimer Champion Income Fund Oppenheimer Capital Income Fund Oppenheimer High Yield Fund Oppenheimer Integrity Funds Oppenheimer International Bond Fund Oppenheimer Limited-Term Government Fund Oppenheimer Main Street Opportunity Fund Oppenheimer Main Street Small Cap Fund Oppenheimer Main Street Funds, Inc. Oppenheimer Municipal Fund Oppenheimer Real Asset Fund Oppenheimer Select Managers Oppenheimer Senior Floating Rate Fund Oppenheimer Strategic Income Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Variable Account Funds Panorama Series Fund, Inc. The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112. The address of the New York-based Oppenheimer Funds, the Quest Funds, the Rochester-based funds, the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112. Item 27. Principal Underwriter ------- --------------------- (a) Centennial Asset Management Corporation is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Centennial Asset Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above. (b) The directors and officers of the Registrant's principal underwriter are: Name & Principal Positions & Offices Positions and Offices Business Address with Underwriter with Registrant ---------------- ---------------- --------------- Robert Agan(1) Vice President None Katherine P. Feld(1) Secretary and Director None Ray Olson Treasurer None Brian W. Wixted Assistant Treasurer Treasurer Arthur Zimmer(2) Vice President None (1)498 7th Avenue, New York, New York 10018 (2)6803 South Tucson Way, Englewood, CO 80112 (c) Not applicable. Item 28. Location of Accounts and Records The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112. Item 29. Management Services Not applicable Item 30. Undertakings Not applicable. SIGNATURES Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on the on the 25th day of October, 2001. CENTENNIAL NEW YORK TAX EXEMPT TRUST By: /s/ James C. Swain * ------------------------------------------- James C. Swain, Chairman Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated: Signatures Title Date ---------- ----- ---- /s/ James C. Swain* Chairman of the Board, ---------------------------------- Chief Executive Officer October 25, 2001 James C. Swain and Trustee /s/ John V. Murphy* President ---------------------------------- October 25, 2001 John V. Murphy /s/ Brian W. Wixted* Treasurer and Principal October 25, 2001 ---------------------------------- Financial and Brian W. Wixted Accounting Officer /s/ William L. Armstrong * Trustee October 25, 2001 ---------------------------------- William L. Armstrong /s/ Robert G. Avis* Trustee October 25, 2001 ---------------------------------- Robert G. Avis /s/ George Bowen* Trustee October 25, 2001 ---------------------------------- George Bowen s/ Edward L. Cameron * Trustee October 25, 2001 ---------------------------------- Edward L. Cameron /s/ Jon S. Fossel* Trustee October 25, 2001 ---------------------------------- Jon S. Fossel /s/Richard F. Grabish* Trustee October 25, 2001 ---------------------------------- Richard F. Grabish /s/ Sam Freedman* Trustee October 25, 2001 ---------------------------------- Sam Freedman /s/ C. Howard Kast* Trustee October 25, 2001 ---------------------------------- C. Howard Kast /s/ Robert M. Kirchner* Trustee October 25, 2001 ---------------------------------- Robert M. Kirchner /s/ F. William Marshall Trustee October 25, 2001 ---------------------------------- F. William Marshall *By: /s/ Robert G. Zack ----------------------------------------- Robert G. Zack, Attorney-in-Fact CENTENNIAL NEW YORK TAX EXEMPT TRUST Registration Statement No. 33-23494 EXHIBIT INDEX Exhibit No. Description ----------- ----------- 23(a) Amendment to the Declaration of Trust 23(b) Amended and Restated By-Laws 23(c) Specimen Share Certificate 23(j) Independent Auditors' Consent 23(o) Power of Attorney prosai\Centennial/780/2001/780ptc_01(b).doc -------- 1Messrs. Bowen, Cameron and Marshall are not Directors of Panorama Series Fund, Inc. Messrs. Armstrong, Bowen, Cameron, Fossel and Marshall are not Managing General Partners of Centennial America Fund, L.P. Mr. Grabish is only a Trustee of Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust and Centennial California Tax Exempt Trust. 2. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of any agreement under the plan.